                                                                    EXHIBIT 10.4



                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                          BRL UNIVERSAL EQUIPMENT CORP.

                                   as Issuers


                                       and


                              THE BANK OF NEW YORK

                                   as Trustee


                                    INDENTURE

                          Dated as of February 9, 2001



                      8-7/8% Senior Secured Notes due 2008

                              CROSS-REFERENCE TABLE

  TIA                                                                               Indenture
Section                                                                              Section
-------                                                                             ----------
310(a)(1)............................................................................  6.10
    (a)(2)...........................................................................  6.10
    (a)(3)...........................................................................  N.A.
    (a)(4)...........................................................................  N.A.
    (a)(5)...........................................................................  6.10
    (b)..............................................................................  6.08; 6.10
    (c)..............................................................................  N.A.
311(a)...............................................................................  6.11
    (b)..............................................................................  6.11
    (c)..............................................................................  N.A.
312(a)...............................................................................  2.05
    (b)..............................................................................  N.A.
    (c)..............................................................................  N.A.
313(a)...............................................................................  6.06
    (b)(1)...........................................................................  N.A.
    (b)(2)...........................................................................  6.06
    (c)..............................................................................  6.06
    (d)..............................................................................  6.06
314(a)...............................................................................  4.06; 4.08
    (b)..............................................................................  9.03(b)
    (c)(1)...........................................................................  N.A.
    (c)(2)...........................................................................  N.A.
    (c)(3)...........................................................................  N.A.
    (d)..............................................................................  9.03(b); 9.04; 9.05
    (e)..............................................................................  N.A.
    (f)..............................................................................  N.A.
315(a)...............................................................................  6.01(b)
    (b)..............................................................................  6.05
    (c)..............................................................................  6.01(a)
    (d)..............................................................................  6.01(c)
    (e)..............................................................................  5.11
316(a)(last sentence)................................................................  2.09
    (a)(1)(A)........................................................................  5.05
    (a)(1)(B)........................................................................  5.04
    (a)(2)...........................................................................  N.A.
    (b)..............................................................................  5.07
    (c)..............................................................................  8.04
317(a)(1)............................................................................  5.08
    (a)(2)...........................................................................  5.09

    (b)..............................................................................  2.04
318(a)...............................................................................  N.A.
    (c)..............................................................................  N.A.

                           N.A. means Not Applicable.

-----------------

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.






N.A. means Not Applicable

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture

                                TABLE OF CONTENTS


                                                                                                                 Page
                                                                                                                 ----
                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.         Definitions............................................................................      1
SECTION 1.02.         Incorporation by Reference of TIA......................................................     10
SECTION 1.03.         Rules of Construction..................................................................     11

                                   ARTICLE TWO

                                    THE NOTES

SECTION 2.01.         Form and Dating........................................................................     11
SECTION 2.02.         Execution and Authentication; Aggregate Principal Amount...............................     13
SECTION 2.03.         Registrar and Paying Agent.............................................................     14
SECTION 2.04.         Paying Agent To Hold Assets in Trust...................................................     14
SECTION 2.05.         Holder Lists...........................................................................     14
SECTION 2.06.         Transfer and Exchange..................................................................     15
SECTION 2.07.         Replacement Notes......................................................................     29
SECTION 2.08.         Outstanding Notes......................................................................     29
SECTION 2.09.         Treasury Notes.........................................................................     29
SECTION 2.10.         Temporary Notes........................................................................     30
SECTION 2.11.         Cancellation...........................................................................     30
SECTION 2.12.         Defaulted Interest.....................................................................     30
SECTION 2.13.         CUSIP Number...........................................................................     31
SECTION 2.14.         Deposit of Monies......................................................................     31

                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01.         Notices to Trustee.....................................................................     32
SECTION 3.02.         Selection of Notes To Be Redeemed......................................................     32
SECTION 3.03.         Optional Redemption....................................................................     33
SECTION 3.04.         Notice of Redemption...................................................................     34
SECTION 3.05.         Effect of Notice of Redemption.........................................................     35
SECTION 3.06.         Deposit of Redemption Price............................................................     35
SECTION 3.07.         Notes Redeemed in Part.................................................................     35

                                                                                                                 Page
                                                                                                                 ----
                                  ARTICLE FOUR

                                    COVENANTS

SECTION 4.01.         Application of Proceeds................................................................     36
SECTION 4.02.         Payment of Notes.......................................................................     36
SECTION 4.03.         Maintenance of Office or Agency........................................................     36
SECTION 4.04.         Legal Existence........................................................................     36
SECTION 4.05.         Payment of Taxes and Other Claims......................................................     37
SECTION 4.06.         Compliance Certificate; Notice of Default..............................................     37
SECTION 4.07.         Compliance with Laws...................................................................     37
SECTION 4.08.         Line of Business.......................................................................     38
SECTION 4.09.         Liens..................................................................................     38
SECTION 4.10.         Liquidation............................................................................     38
SECTION 4.11.         Reports to Holders.....................................................................     38
SECTION 4.12.         Waiver of Stay, Extension or Usury Laws................................................     39
SECTION 4.13.         Change of Control......................................................................     39
SECTION 4.14.         Net Proceeds Offer Following Asset Sale................................................     41

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 5.01.         Events of Default......................................................................     43
SECTION 5.02.         Acceleration...........................................................................     45
SECTION 5.03.         Other Remedies.........................................................................     45
SECTION 5.04.         Waiver of Defaults.....................................................................     46
SECTION 5.05.         Control by Majority....................................................................     46
SECTION 5.06.         Limitation on Suits....................................................................     46
SECTION 5.07.         Right of Holders To Receive Payment....................................................     47
SECTION 5.08.         Collection Suit by Trustee.............................................................     47
SECTION 5.09.         Trustee May File Proofs of Claim.......................................................     47
SECTION 5.10.         Priorities.............................................................................     48
SECTION 5.11.         Undertaking for Costs..................................................................     48
SECTION 5.12.         Restoration of Rights and Remedies.....................................................     48

                                   ARTICLE SIX

                                     TRUSTEE

SECTION 6.01.         Duties of Trustee......................................................................     49
SECTION 6.02.         Rights of Trustee......................................................................     50
SECTION 6.03.         Individual Rights of Trustee...........................................................     51
SECTION 6.04.         Trustee's Disclaimer...................................................................     51

                                                                                                                 Page
                                                                                                                 ----
SECTION 6.05.         Notice of Default......................................................................     52
SECTION 6.06.         Reports by Trustee to Holders..........................................................     52
SECTION 6.07.         Compensation and Indemnity.............................................................     52
SECTION 6.08.         Replacement of Trustee.................................................................     53
SECTION 6.09.         Successor Trustee by Merger, Etc.......................................................     54
SECTION 6.10.         Eligibility; Disqualification..........................................................     54
SECTION 6.11.         Preferential Collection of Claims Against Issuers......................................     55

                                  ARTICLE SEVEN

                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 7.01.         Termination of Issuers' Obligations....................................................     55
SECTION 7.02.         Application of Trust Money.............................................................     57
SECTION 7.03.         Repayment to the Issuers...............................................................     58
SECTION 7.04.         Reinstatement..........................................................................     58
SECTION 7.05.         Acknowledgment of Discharge by Trustee.................................................     58

                                  ARTICLE EIGHT

                          MODIFICATION OF THE INDENTURE

SECTION 8.01.         Without Consent of Holders.............................................................     59
SECTION 8.02.         Modification of Indenture and Operative Documents......................................     59
SECTION 8.03.         Compliance with TIA....................................................................     62
SECTION 8.04.         Revocation and Effect of Consents......................................................     62
SECTION 8.05.         Notation on or Exchange of Notes.......................................................     62
SECTION 8.06.         Trustee To Sign Amendments, Etc........................................................     62

                                  ARTICLE NINE

                   SECURITY UNDER THE PARTICIPATION AGREEMENT

SECTION 9.01.         Participation Agreement................................................................     63
SECTION 9.02.         Recording and Opinions.................................................................     64
SECTION 9.03.         Release of Collateral..................................................................     64
SECTION 9.04.         Certificates of the Issuers............................................................     65
SECTION 9.05.         Certificates of the Trustee............................................................     65
SECTION 9.06.         Authorization of Actions To Be Taken by the Trustee Under the
                          Participation Agreement............................................................     65
SECTION 9.07.         Authorization of Receipt of Funds by the Trustee Under the
                          Participation Agreement............................................................     66
SECTION 9.08.         Termination of Security Interest.......................................................     66

                                                                                                                 Page
                                                                                                                 ----
                                   ARTICLE TEN

                                  MISCELLANEOUS

SECTION 10.01.        TIA Controls...........................................................................     66
SECTION 10.02.        Notices................................................................................     66
SECTION 10.03.        Communications by Holders with Other Holders...........................................     67
SECTION 10.04.        Certificate and Opinion as to Conditions Precedent.....................................     68
SECTION 10.05.        Statements Required in Certificate or Opinion..........................................     68
SECTION 10.06.        Rules by Trustee, Paying Agent, Registrar..............................................     68
SECTION 10.07.        Legal Holidays.........................................................................     68
SECTION 10.08.        Governing Law..........................................................................     69
SECTION 10.09.        No Adverse Interpretation of Other Agreements..........................................     69
SECTION 10.10.        No Personal Liability..................................................................     69
SECTION 10.11.        Successors.............................................................................     69
SECTION 10.12.        Duplicate Originals....................................................................     69
SECTION 10.13.        Severability...........................................................................     69
SECTION 10.14.        Independence of Covenants..............................................................     69

Exhibit A       -    Form of Initial Note....................................................................     A-1
Exhibit B       -    Form of Exchange Note...................................................................     B-1
Exhibit C       -    Form of Certificate of Transfer.........................................................     C-1
Exhibit D       -    Form of Certificate of Exchange.........................................................     D-1
Exhibit E       -    Form of Certificate of Acquiring Institutional Accredited Investor......................     E-1


Note: This Table of Contents shall not, for any purpose, be deemed to be part of this Indenture.

                  INDENTURE, dated as of February 9, 2001, between BRL UNIVERSAL EQUIPMENT 2001 A, L.P. ("BRL"), BRL UNIVERSAL EQUIPMENT CORP. ("BRL Corp." and, together with BRL, the "Issuers") and THE BANK OF NEW YORK, as trustee (the "Trustee").

                  Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes:


                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE


                  SECTION 1.01.         Definitions.

                  "Acquisition Cost" has the meaning set forth in the Participation Agreement.

                  "Additional Interest" has the meaning set forth in the Registration Rights Agreement.

                  "Administrative Agent" has the meaning set forth in the Participation Agreement.

                  "Affiliate" means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

                  "Agent" means any Registrar, Paying Agent or co-Registrar.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

                  "Appraisal" shall have the meaning set forth in the Participation Agreement.

                  "Asset Sale" has the meaning set forth in the Participating Agreement.

                  "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

                  "Board of Directors" means, as to any Person, the board of directors, management committee or other body governing the management of such Person or the general partner of such Person or any duly authorized committee thereof.

                  "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "BRL" has the meaning provided in the first paragraph of this Indenture.

                  "BRL Term Loan" means the single non-revolving loan made to BRL pursuant to the BRL Term Loan Agreement.

                  "BRL Term Loan Agreement" means the agreement, dated as of the Issue Date, among Bankers Trust Company, as Administrative Agent, BRL, and the lenders party thereto.

                  "BRL Term Loan Lenders" means the lenders, from time to time, under the BRL Term Loan.

                  "BRL Term Loan Note" has the meaning assigned to such term in the Participation Agreement.

                  "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banking institutions in the City of New York are required or authorized by law or other governmental action to be closed.

                  "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                  "Certificated Securities" means Notes in definitive registered form.

                  "Change of Control" has the meaning set forth in the Participation Agreement.

                  "Change of Control Offer" has the meaning provided in Section 4.13(a).

                  "Change of Control Payment Date" has the meaning provided in
Section 4.13(b).

                  "Change of Control Redemption" has the meaning provided in
Section 3.03(c).

                  "Clearstream" means Clearstream Banking, S.A.

                  "Collateral" means the collateral granted to BRL under Section 9 of the Equipment Lease Agreement and assigned by BRL, together with the collateral granted by BRL under Section 7 of the Participation Agreement, to the Collateral Agent for the benefit of the Holders and the lenders under the BRL Term Loan.

                  "Collateral Agent" has the meaning set forth in the Participation Agreement.

                  "Commission" means the U.S. Securities and Exchange
Commission.

                  "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

                  "Covenant Defeasance" has the meaning set forth in Section
7.01.

                  "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                  "Default" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

                  "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06, in the form of Exhibit A or B except that such Note shall not bear the Global Note Legend.

                  "Depositary" means The Depository Trust Company, its nominees and successors.

                  "Disqualified Capital Stock" means that portion of any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof on or prior to the final maturity date of the Notes, provided that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the stated maturity of the Notes shall not constitute Disqualified Capital Stock if the "change of control" or "asset sale" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions contained in Sections 4.13 and
4.14 hereof and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provision prior to the Issuers' repurchase of such Notes as are required to be repurchased pursuant to such Sections.

                  "Distribution Compliance Period" has the definition assigned to such term in Regulation S.

                  "Equipment" means the equipment described on the Schedule of Equipment attached to the Equipment Lease Agreement Supplement and all related appliances, parts, accessories, appurtenances, accessions, additions, improvements, replacements and other equipment or components of any nature from time to time incorporated or installed therein.

                  "Equipment Lease Agreement" means the equipment lease agreement, dated as of the Issue Date, between BRL, as lessor, and UCI, as lessee, as such agreement may be amended, supplemented or modified in accordance with the terms thereof.

                  "Equity Contribution" has the meaning assigned to such term in the Participation Agreement.

                  "Equity Offering" means an underwritten public offering or private placement of Qualified Capital Stock of UCI or UCH, subsequent to the Issue Date (which proceeds (at least to the extent of the purchase of Equipment from BRL to fund the repurchase of Notes, BRL Term Loan and Equity Contribution), if received by UCH, will be contributed as common equity to UCI).

                  "Equity Participants" has the meaning set forth in the Participation Agreement.

                  "Equity Yield" has the meaning set forth in the Participation Agreement.

                  "Event of Default" has the meaning provided in Section 5.01.

                  "Excepted Payments" has the meaning assigned to such term in the Participation Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

                  "Exchange Notes" means the Notes to be issued in exchange for or upon transfer of the Initial Notes pursuant to the Exchange Offer or Shelf Registration Statement provided for in the Registration Rights Agreement.

                  "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

                  "Exchange Offer Registration Statement" means the registration statement filed by the Issuer, UCI and UCH pursuant to the Registration Rights Agreement.

                  "Global Note Legend" means the legend set forth in Section 2.06(g)(ii) which is required to be placed on all Global Notes issued under this Indenture.

                  "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibit A and B, issued in accordance with Section 2.01, 2.06(b)(iv), 2.06(d)(ii) or 2.06(f).

                  "guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

                  "Holder" means a holder of Notes.

                  "IAI Global Note" means a global note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold to an Institutional Accredited Investor.

                  "Indebtedness" has the meaning set forth in the Participation Agreement.

                  "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

                  "Initial Notes" means any Notes issued under this Indenture for so long as such securities constitute Restricted Securities.

                  "Initial Purchasers" means Deutsche Banc Alex. Brown Inc., First Union Securities, Inc., Goldman, Sachs & Co., Banc One Capital Markets, Inc., and Scotia Capital (USA) Inc.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is not also a QIB.

                  "interest" when used with respect to any Note means the sum of any cash interest on such Note, including any applicable defaulted interest pursuant to Section 2.12 and any Additional Interest pursuant to the Registration Rights Agreement.

                  "Interest Payment Date" means the stated maturity date of an installment of interest on the Notes.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

                  "Issue Date" means the date of original issuance of the Notes.

                  "Issuers" has the meaning provided in the first paragraph of this Indenture.

                  "Lease Events of Default" means an event of default specified in Section 23 of the Equipment Lease Agreement.

                  "Legal Defeasance" has the meaning set forth in Section 7.01.

                  "Legal Holiday" has the meaning set forth in Section 10.07.

                  "Letter of Transmittal" means the letter of transmittal to be prepared by the Issuers and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

                  "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

                  "Limited Partnership Agreement" means that certain Amended and Restated Limited Partnership Agreement of BRL, dated as of the Issue Date.

                  "Make-Whole Premium" with respect to a Note means an amount equal to the greater of (i) 1.0% of the outstanding principal amount of such Note and (ii) the excess of (a) the present value of the remaining interest, premium and principal payments due on such Note as if such Note were redeemed on February 15, 2005, computed using a discount rate equal to the Treasury Rate on such date plus 0.50%, over (b) the outstanding principal amount of such Note.

                  "Majority BRL Term Loan Lenders" has the meaning assigned to such term in the Participation Agreement.

                  "Majority Equity Participants" has the meaning assigned to such term in the Participation Agreement.

                  "Majority Holders" has the meaning set forth in Section
8.02(a).

                  "Maturity Date" means February 15, 2008.

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "Net Cash Proceeds" has the meaning set forth in the Participation Agreement.

                  "Net Proceeds Offer" has the meaning set forth in Section
4.14.

                  "Net Proceeds Offer Amount" has the meaning set forth in the Participation Agreement.

                  "Net Proceeds Offer Payment Date" has the meaning set forth in
Section 4.14.

                  "Net Proceeds Offer Trigger Date" has the meaning set forth in the Participation Agreement.

                  "Notes" means, collectively, the Initial Notes and, when and if issued as provided in the Registration Rights Agreement, the Exchange Notes, treated as a single class of securities as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

                  "Officer" means, with respect to any Person, the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller, or the Secretary of such Person, or any other officer designated by the Board of Directors serving in a similar capacity.

                  "Officer's Certificate" means a certificate of an Issuer signed by one Officer of such Issuer.

                  "144A Global Note" means a global note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

                  "Operative Documents" means the Equipment Lease Agreement and the Participation Agreement.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee complying with the requirements of Sections 10.04 and 10.05, as they relate to the giving of an Opinion of Counsel.

                  "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

                  "Participating Broker-Dealer" means any broker-dealer that is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer.

                  "Participation Agreement" means the participation agreement, dated as of the Issue Date, among UCI, UCH, the Trustee, the lenders under the BRL Term Loan, and Bankers Trust Company, as administrative agent and collateral agent, and certain other parties thereto as syndicate agent, documentation agent and managing agent, as such agreement may be amended, supplemented or modified in accordance with the terms thereof.

                  "Paying Agent" has the meaning set forth in Section 2.03.

                  "Permitted Liens" has the meaning assigned to such term in the Equipment Lease Agreement.

                  "Person" means an individual, partnership, limited liability company, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

                  "principal" of any Indebtedness (including the Notes) means the principal amount of such Indebtedness plus the premium, if any, on such Indebtedness.

                  "Private Exchange Notes" has the meaning set forth in the Registration Rights Agreement.

                  "Private Placement Legend" means the legend initially set forth on the Notes in the form set forth in Section 2.06(g)(i).

                  "Qualified Capital Stock" means any Capital Stock that is not Disqualified Capital Stock.

                  "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

                  "Record Date" means the Record Date specified in the Notes.

                  "Redemption Date," when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the Notes.

                  "redemption price," when used with respect to any Note to be redeemed, means the price fixed for such redemption, including principal and premium, if any, pursuant to this Indenture and the Notes.

                  "Registrar" has the meaning provided in Section 2.03.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of the Issue Date among the Issuers, UCI, UCH and the Initial Purchasers.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Note" means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.

                  "Regulation S Permanent Global Note" means a permanent Global
Note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Distribution Compliance Period.

                  "Regulation S Temporary Global Note" means a temporary Global
Note in the form of Exhibit A hereto bearing the Private Placement Legend and the Regulation S Temporary

Global Note Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

                  "Regulation S Temporary Global Note Legend" shall be as set forth in Section 2.06(g)(iii).

                  "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

                  "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

                  "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "S&P" means Standard & Poor's Rating Services, a division of the McGraw Hill Companies, Inc., and its successors.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, except as otherwise provided in Section 8.03.

                  "Treasury Rate" for any date, means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the date the redemption is effected pursuant to Section 3.03(c) (the "Change of Control Redemption Date") (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Change of Control Redemption Date to February 15, 2005; provided, however, that if the period from the Change of Control Redemption Date to February 15, 2005 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given except that if the period from the Change of Control Redemption Date to Febru-ary 15, 2005 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                  "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer this Indenture, or in the case of a successor trustee, an officer assigned to the department, division or group performing the corporate trust work of such successor and assigned to administer this Indenture.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

                  "UCH" means Universal Compression Holdings, Inc., a Delaware corporation.

                  "UCI" means Universal Compression, Inc., a Texas corporation and a wholly owned subsidiary of UCH.

                  "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

                  "Unrestricted Global Note" means a permanent Global Note in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

                  "U.S. Government Obligations" mean direct obligations of, and obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

                  "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  SECTION 1.02.         Incorporation by Reference of TIA.

                  Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the Indenture securities means each Issuer or any other obligor on the Notes.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

                  SECTION 1.03.         Rules of Construction.

                  Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP on any date of determination;

                  (3)      "or" is not exclusive;

                  (4) words in the singular include the plural, and words in the plural include the singular;

                  (5) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (6) any reference to a statute, law or regulation means that statute, law or regulation as amended and in effect from time to time and includes any successor statute, law or regulation; provided, however, that any reference to the Bankruptcy Law shall mean the Bankruptcy Law as applicable to the relevant case.


                                   ARTICLE TWO

                                    THE NOTES


                  SECTION 2.01.         Form and Dating.

                  (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A or B, as applicable. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

                  The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture, and the Issuers and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

                  (b) Global Notes. Notes issued in global form (a "Global Note") shall be substantially in the form of Exhibit A or B. Notes issued in definitive form shall be substantially in the form of Exhibit A or B. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06.

                  (c) Temporary Global Notes. Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The Distribution Compliance Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Distribution Compliance Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Global Note bearing a Private Placement Legend, all as contemplated by Section 2.06(g)(i)), and (ii) an Officer's Certificate. Following the termination of the Distribution Compliance Period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

                  (d) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Tempo-rary Global Note and the Regulation S Permanent Global Notes that are held by Participants through Euroclear or Clearstream.

                  SECTION 2.02. Execution and Authentication; Aggregate Principal Amount.

                  One Officer of each Issuer shall sign the Notes for such Issuer by manual or facsimile signature.

                  If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

                  A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

                  The Trustee shall authenticate Notes for original issue from time to time in one or more series upon a written order of the Issuers in the form of an Officer's Certificate. Each such order shall specify the amount of Notes to be authenticated, whether the Notes are to be Initial Notes or Exchange Notes and whether the Notes are to be issued as Definitive Notes or Global Notes or such other information as the Trustee shall reasonably request. Initially, the Trustee shall authenticate $350 million in Notes, and additional amounts of Notes not to exceed in the aggregate $300 million may be issued at any time and from time to time after the Issue Date and before the one year anniversary of the Issue Date; provided that any such issuance shall be subject to the limitations contained in Section 9.2 of the Participation Agreement and the other agreements governing any of BRL's, UCH's and UCI's obligations. Proceeds from the issuance of any additional Notes, as well as a corresponding increase in the BRL Term Loan and Equity Contribution, shall be applied by BRL to purchase additional items of Equipment to lease to UCI under the Equipment Lease Agreement; provided that at the time of any additional issuance of Notes, the Issuers shall ensure that all items of Equipment subject to the Equipment Lease Agreement shall have Appraisals which reflect an aggregate value that equals or exceeds the Acquisition Cost of such items of Equipment, and will constitute additional Collateral.

                  The Notes shall be issued only in fully registered form, without coupons and only in denominations of $1,000 and any integral multiple thereof. All Notes issued under this Indenture shall vote and consent together on all matters as one class and no series of Notes will have the right to vote or consent as a separate class on any matter.

                  The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuers, UCI or UCH.

                  SECTION 2.03.         Registrar and Paying Agent.

                  The Issuers shall maintain an office or agency (which shall be located in the Borough of Manhattan in the City of New York, State of New York) where (a) Notes may be presented or surrendered for registration of transfer or for exchange ("Registrar") and (b) Notes may be presented or surrendered for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuers, upon prior written notice to the Trustee, may have one or more co-Registrars and one or more additional paying agents reasonably acceptable to the Trustee. The term "Paying Agent" includes any additional Paying Agent. The Issuers may act as the Paying Agent, except that for the purposes of payments on the Notes pursuant to Sections 4.13 and 4.14, none of the Issuers, UCI, UCH nor any respective Affiliate thereof may act as Paying Agent.

                  The Issuers shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall incorporate the provisions of the TIA and implement the provisions of this Indenture that relate to such Agent. The Issuers shall notify the Trustee in writing, in advance, of the name and address of any such Agent. If the Issuers fail to maintain a Registrar or Paying Agent, or fail to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 6.07.

                  The Issuers initially appoint the Trustee as Registrar and Paying Agent, until such time as the Trustee has resigned or a successor has been appointed. Any of the Registrar, the Paying Agent or any other agent may resign upon 30 days' notice to the Issuers.

                  The Issuers initially appoint The Depository Trust Company to act as Depositary.

                  SECTION 2.04.         Paying Agent To Hold Assets in Trust.

                  The Issuers shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all assets held by the Paying Agent for the payment of principal of or interest on, the Notes (whether such assets have been distributed to it by the Issuers or any other obligor on the Notes), and the Paying Agent shall notify the Trustee of any Default by the Issuers (or any other obligor on the Notes) in making any such payment. The Issuers at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Issuers to the Paying Agent, the Paying Agent shall have no further liability for such assets.

                  SECTION 2.05.         Holder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. If the Trustee is not the

Registrar, the Issuers shall furnish or cause the Registrar to furnish to the Trustee at least five days before each Record Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of the Holders, which list may be conclusively relied upon by the Trustee.

                  SECTION 2.06.         Transfer and Exchange.

                  (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Issuers for Definitive Notes if (i) the Issuers deliver to the Trustee notice from the Depositary it is are unwilling or unable to continue to act as Depositary or it is are no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers within 90 days after the date of such notice from the Depositary or (ii) the Issuers in their sole discretion determine that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and deliver a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Issuers for Definitive Notes prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section
2.06 or Section 2.07 or 2.10, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in
Section 2.06(b), (c) or (f).

                  (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

                 (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Depositary either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Issuers, UCH and UCI in accordance with Section 2.06(f), the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h).

                (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                           (A) if the transferee will take delivery in the form
                  of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof;

                           (B) if the transferee will take delivery in the form
                  of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof; and

                           (C) if the transferee will take delivery in the form
                  of a beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications and certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                 (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global
         Note if the exchange or transfer complies with the requirements of
         Section 2.06(b)(ii) above and:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal or via the Depositary's book-entry system that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an Affiliate of the Issuers, UCH or UCI;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit D, including the certifications in item (1)(a) thereof; or

                                    (2) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of a written authentication order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                  Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

                  (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

                  (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                           (A) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit D, including the certifications in item (2)(a) thereof;

                           (B) if such beneficial interest is being transferred
                  to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred
                  to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (2) thereof;

                           (D) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (3)(a) thereof;

                           (E) if such beneficial interest is being transferred
                  to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit C, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                           (F) if such beneficial interest is being transferred
                  to the Issuers or any of their subsidiaries, a certificate to the effect set forth in Exhibit C, including the certifications in item (3)(b) thereof; or

                           (G) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (3)(c) thereof,

         the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive
         Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                 (ii) Notwithstanding Sections 2.06(c)(i)(A) and (C), a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                (iii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an Affiliate (as defined in Rule 144) of the Issuers, UCH or UCI;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit D, including the certifications in item (1)(b) thereof; or

                                    (2) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                 (iv) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii), the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to
         Section 2.06(h), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive
         Note issued in exchange for a beneficial interest pursuant to this
         Section 2.06(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall not bear the Private Placement Legend.

                  (d) Transfer and Exchange of Definitive Notes for Beneficial Interests.

                  (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                           (A) if the Holder of such Restricted Definitive Note
                  proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit D, including the certifications in item (2)(b) thereof;

                           (B) if such Restricted Definitive Note is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (1) thereof;

                           (C) if such Restricted Definitive Note is being
                  transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (2) thereof;

                           (D) if such Restricted Definitive Note is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item
                  (3)(a) thereof;

                           (E) if such Restricted Definitive Note is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B) through (D) above, a certificate to the effect set forth in Exhibit C, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                           (F) if such Restricted Definitive Note is being
                  transferred to the Issuers, a certificate to the effect set forth in Exhibit C, including the certifications in item
                  (3)(b) thereof; or

                           (G) if such Restricted Definitive Note is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item
                  (3)(c) thereof,
         the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, in the case of clause (C) above, the Regulation S Global Note, and in all other cases, the IAI Global Note.

                 (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an Affiliate of the Issuers, UCH or UCI;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the Holder of such Definitive Notes
                           proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit D, including the certifications in item (1)(c) thereof; or

                                    (2) if the Holder of such Definitive Notes
                           proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

                  If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraph (ii)(B),
         (ii)(D) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of a written authentication order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

                  (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

                  (i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                           (A) if the transfer will be made pursuant to Rule
                  144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C, including the certifications in item (1) thereof;

                           (B) if the transfer will be made pursuant to Rule 903
                  or Rule 904, then the transferor must deliver a certificate in the form of Exhibit C, including the certifications in item
                  (2) thereof; and

                           (C) if the transfer will be made pursuant to any
                  other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                 (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an Affiliate of the Issuers, UCH or UCI;

                           (B) any such transfer is effected pursuant to the
                  Shelf Registration Statement in accordance with the Registration Rights Agreement;

                           (C) any such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the Holder of such Restricted
                           Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit D, including the certifications in item (1)(d) thereof; or

                                    (2) if the Holder of such Restricted
                           Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to reg-ister such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

                  (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not Affiliates of the Issuers, UCH or UCI, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Issuers shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amounts.

                  (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i) Private Placement Legend.

                           (A) Except as permitted by subparagraph (B) below,
                  each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                           THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUERS OR ANY SUBSIDI-

                           ARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUEST), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUERS SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                           (B) Notwithstanding the foregoing, any Global Note or
                  Definitive Note issued pursuant to subparagraph (b)(iv),
                  (c)(iii), (c)(iv), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f)
                  of this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

                  THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT
                  (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
                  SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS.

                  (iii) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

                  THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

                  (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount at maturity of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

                  (i) General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Issuers' order or at the Registrar's request.

                 (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.07, 4.13, 4.14 and 8.05).

                (iii) The Registrar shall not be required (A) to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of the mailing of notice of redemption under Section 3.04 and ending at the close of business on such day, or (B) to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                 (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                  (v) The Issuers shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of the mailing of notice of redemption under Section 3.04 and ending at the close of business on such day, or (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                 (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Issuers shall be affected by notice to the contrary.

                (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02.

               (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Notes (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  SECTION 2.07.         Replacement Notes.

                  If a mutilated Note is surrendered to the Trustee or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Issuers shall issue and the Trustee shall authenticate a replacement
Note if the Trustee's requirements for replacement of the Notes are met. Such Holder must provide satisfactory evidence of such loss, destruction or taking, and an indemnity bond or other indemnity of reasonable tenor, sufficient in the reasonable judgment of the Issuers and the Trustee, to protect the Issuers, the Trustee or any Agent from any loss which any of them may suffer if a Note is replaced. Every replacement Note shall constitute an obligation of the Issuers. The Issuers and the Trustee each may charge such Holder for its expenses in replacing such Note.

                  SECTION 2.08.         Outstanding Notes.

                  Notes outstanding at any time are all the Notes that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to the provisions of Section 2.09, a Note does not cease to be outstanding because the Issuers, UCI, UCH or any of their respective Affiliates holds the Note.

                  If a Note is replaced pursuant to Section 2.07 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.07.

                  If on a Redemption Date or the Maturity Date the Paying Agent holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes shall be deemed not to be outstanding and interest on them shall cease to accrue.

                  SECTION 2.09.         Treasury Notes.

                  In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuers, UCI, UCH or any of their respective Affiliates shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so considered. The Issuers shall notify the Trustee, in writing, when they or, to their knowledge, any of their Affiliates, UCI, UCH or any of their respective Affiliates repurchases or otherwise acquires Notes, of the aggregate principal amount of such Notes so repurchased or otherwise acquired and such other information as the Trustee may reasonably request and the Trustee shall be entitled to rely thereon.

                  SECTION 2.10.         Temporary Notes.

                  Until definitive Notes are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Notes upon receipt of a written order of each of the Issuers in the form of an Officer's Certificate. The Officer's Certificate shall specify the amount of temporary Notes to be authenticated and the date on which the temporary Notes are to be authenticated. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Issuers consider appropriate for temporary Notes and so indicate in the Officer's Certificate. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate, upon receipt of a written order of the Issuers pursuant to Section 2.02, definitive Notes in exchange for temporary Notes.

                  SECTION 2.11.         Cancellation.

                  The Issuers at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel and, at the written direction of the Issuers, shall dispose, in its customary manner, of all Notes surrendered for transfer, exchange, payment or cancellation. The Trustee shall maintain a record of all Notes disposed of by it and, upon request by the Issuers, provide a copy of such record to the Issuers. Subject to Section 2.07, the Issuers may not issue new Notes to replace Notes that it has paid or delivered to the Trustee for cancellation. If the Issuers shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

                  SECTION 2.12.         Defaulted Interest.

                  The Issuers will pay interest on overdue principal from time to time on demand at the rate of interest then borne by the Notes. The Issuers shall, to the extent lawful, pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate of interest then borne by the Notes. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months, and, in the case of a partial month, the actual number of days elapsed.

                  If the Issuers default in a payment of interest on the Notes, they shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the

Persons who are Holders on a subsequent special record date, which special record date shall be the fifteenth day next preceding the date fixed by the Issuers for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. The Issuers shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment (a "Default Interest Payment Date"), and at the same time the Issuers shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted interest as provided in this Section 2.12; provided, however, that in no event shall the Issuers deposit monies proposed to be paid in respect of defaulted interest later than 11:00 a.m. New York City time of the proposed Default Interest Payment Date. At least 15 days before the subsequent special record date, the Issuers shall mail (or cause to be mailed) to each Holder, as of a recent date selected by the Issuers, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid. Notwithstanding the foregoing, any interest which is paid prior to the expiration of the 30-day period set forth in Section 5.01(a) shall be paid to Holders as of the regular record date for the Interest Payment Date for which interest has not been paid. Notwithstanding the foregoing, the Issuers may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange.

                  SECTION 2.13.         CUSIP Number.

                  The Issuers in issuing the Notes may use a "CUSIP" number, and, if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided, however, that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Issuers shall promptly notify the Trustee of any change in the CUSIP number.

                  SECTION 2.14.         Deposit of Monies.

                  Prior to 11:00 a.m. New York City time on each Interest Payment Date, Maturity Date, Redemption Date, Change of Control Payment Date and Net Proceeds Offer Payment Date, the Issuers shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Maturity Date, Redemption Date, Change of Control Payment Date and Net Proceeds Offer Payment Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Maturity Date, Redemption Date, Change of Control Payment Date and Net Proceeds Offer Payment Date, as the case may be.

                                  ARTICLE THREE

                                   REDEMPTION


                  SECTION 3.01. Notices to Trustee.


                  If the Issuers elect to redeem Notes pursuant to Paragraph 5, 6 or 7 of the Notes and Section 3.03, they shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of the Notes to be redeemed.

                  The Issuers shall give each notice provided for in this
Section 3.01 at least 30 but not more than 60 days before the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee, as evidenced in a writing signed on behalf of the Trustee), together with an Officer's Certificate of each Issuer stating that such redemption shall comply with the conditions contained herein and in the Notes, the Redemption Date, the redemption price and the principal amount of the Notes to be redeemed.

                  If the Issuers are required to make an offer to redeem Notes pursuant to the provisions of Section 4.13 or 4.14 hereof, it shall furnish to the Trustee at least 30 days but not more than 60 days before a Redemption Date (or such shorter period as may be agreed to by the Trustee in writing), an Officer's Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the Redemption Date, (iii) the maximum principal amount of Notes to be redeemed, (iv) the redemption price and (v) a statement to the effect that (a) the conditions set forth in Section 4.14 have been satisfied or (b) a Change of Control has occurred, as applicable.

                  SECTION 3.02. Selection of Notes To Be Redeemed.


                  In the event that less than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Notes are listed or, if such Notes are not then listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided, however, that no Notes of a principal amount of U.S. $1,000 or less shall be redeemed in part; provided, further, that if a partial redemption is made with the proceeds of a permitted purchase of Equipment by UC1 from the proceeds of an Equity Offering, selection of the Notes or portions thereof for redemption shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to DTC procedures), unless such method is otherwise prohibited. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. Notice of redemption shall be mailed by the Issuers by first-class mail at least 30 but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. On and after the redemption date, interest will cease to accrue on Notes or portions thereof called for redemption as long as the Issuers have deposited with the Paying Agent funds in satisfaction of the applicable redemption price pursuant to this Indenture.

                  SECTION 3.03. Optional Redemption.


                  (a) Optional Redemption. The Notes will be redeemable by the Issuers, in whole at any time or in part from time to time, on and after February 15, 2005, upon not less than 30 nor more than 60 days' notice, in the event of a permitted purchase (pursuant to Section 28.4.1 of the Equipment Lease Agreement) of Equipment from BRL by UCI with the proceeds of such purchase allocable to the Notes, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on February 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

                 Year                                                             Percentage
                 ----                                                             ----------
                 2005..........................................................   104.438%
                 2006..........................................................   102.219%
                 2007..........................................................   100.000%


                  (b) Optional Redemption upon Equity Offerings. At any time, or from time to time, on or prior to February 15, 2004, UCI may, at its option, apply the net cash proceeds of one or more Equity Offerings to purchase Equipment from BRL pursuant to Section 28.4.1 of the Equipment Lease Agreement. The Issuers will use such proceeds allocable to the Notes to redeem up to 35% of the Notes at a redemption price equal to 108.875% of the principal amount of the Notes to be redeemed on the date of redemption, plus accrued and unpaid interest, if any; provided that at least 65% of the aggregate principal amount of Notes originally issued remains outstanding immediately after any such redemption. The permitted purchase and such redemption must be completed not more than 120 days after the consummation of such Equity Offering.

                  (c) Optional Redemption upon Change of Control. Upon the occurrence of a Change of Control prior to February 15, 2005, UCI may, at its option, purchase Equipment from BRL pursuant to Section 28.4.3 of the Equipment Lease Agreement, and the Issuers shall apply the proceeds thereof allocable to the Notes to redeem all, but not less than all, of the outstanding Notes at a redemption price equal to 100% of the principal amount thereof plus the applicable Make Whole Premium (a "Change of Control Redemption"). The Issuers shall give not less than 30 nor more than 60 days' notice of such redemption within 30 days following a Change of Control.

                  Each of the foregoing redemptions of Notes referred to in this
Section 3.03 will require the prepayment by BRL of a corresponding percentage of the then outstanding BRL Term Loan and Equity Investment.

                  SECTION 3.04. Notice of Redemption.


                  At least 30 days but not more than 60 days before the Redemption Date, the Issuers shall mail or cause to be mailed a notice of redemption by first class mail to each Holder of Notes to be redeemed at its registered address, with a copy to the Trustee and any Paying Agent. At the Issuers' request, the Trustee shall give the notice of redemption in the Issuers' names and at the Issuers' expense. The Issuers shall provide such notices of redemption to the Trustee at least fifteen days before the intended mailing date. In any case, failure to give such notice or any defect in the notice to the holder of any Note shall not affect the validity of the proceeding for the redemption of any other Note.

                  Each notice of redemption shall identify (including the CUSIP number) the Notes to be redeemed and shall state:

                  (1) the Redemption Date;

                  (2) the redemption price and the amount of accrued interest, if any, to be paid;

                  (3) the name and address of the Paying Agent;

                  (4) the subparagraph of the Notes pursuant to which such redemption is being made;

                  (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued interest, if any;

                  (6) that, unless the Issuers default in making the redemption payment, interest on Notes or applicable portions thereof called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Notes is to receive payment of the applicable redemption price plus accrued interest as of the Redemption Date, if any, upon surrender to the Paying Agent of the Notes redeemed;

                  (7) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, and upon surrender of such Note, a new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued; and

                  (8) if fewer than all the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption.

                  No representation is made as to the accuracy of the CUSIP numbers listed in such notice or printed on the Notes.

                  The Issuers will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Notes.

                  SECTION 3.05. Effect of Notice of Redemption.


                  Once notice of redemption is mailed in accordance with Section 3.04, such notice of redemption shall be irrevocable and Notes called for redemption become due and payable on the Redemption Date and at the redemption price plus accrued interest as of such date, if any. Upon surrender to the Trustee or Paying Agent, such Notes called for redemption shall be paid at the applicable redemption price plus accrued interest thereon to the Redemption Date, but installments of interest, the maturity of which is on or prior to the Redemption Date, shall be payable to Holders of record at the close of business on the relevant record dates referred to in the Notes. Interest shall accrue on or after the Redemption Date and shall be payable only if the Issuers default in payment of the applicable redemption price.

                  SECTION 3.06. Deposit of Redemption Price.


                  Not later than 11:00 a.m. New York City time on the Redemption Date and in accordance with Section 2.14, the Issuers shall deposit with the Paying Agent U.S. Legal Tender sufficient to pay the applicable redemption price plus accrued interest, if any, of all Notes to be redeemed on that date. The Paying Agent shall promptly return to the Issuers any U.S. Legal Tender so deposited which is not required for that purpose, except with respect to monies owed as obligations to the Trustee pursuant to Article Six.

                  Unless the Issuers fail to comply with the preceding paragraph and defaults in the payment of such redemption price plus accrued interest, if any, interest on the Notes to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Notes are presented for payment.

                  SECTION 3.07. Notes Redeemed in Part.


                  Upon surrender of a Note that is to be redeemed in part, the Issuers shall execute and the Trustee shall authenticate for the Holder a new Note or Notes equal in principal amount to the unredeemed portion of the Note surrendered.

                                  ARTICLE FOUR

                                    COVENANTS


                  SECTION 4.01. Application of Proceeds.


                  The proceeds of the Notes and the BRL Term Loan shall be used solely to finance BRL's acquisition of the items of Equipment in accordance with the terms of the Participation Agreement and for costs related to such transactions.

                  SECTION 4.02. Payment of Notes.


                  (a) The Issuers shall pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and in this Indenture.

                  (b) An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Issuers or any of their Affiliates) holds, prior to 11:00 a.m. New York City time on that date, U.S. Legal Tender designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture or the Notes.

                  (c) Notwithstanding anything to the contrary contained in this Indenture, the Issuers may, to the extent required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

                  SECTION 4.03. Maintenance of Office or Agency.


                  The Issuers shall maintain the office or agency required under
Section 2.03. The Issuers shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders as may be required pursuant to Section 2.03 may be made or served at the address of the Trustee set forth in Section 10.02.

                  SECTION 4.04. Legal Existence.


                  The Issuers shall do or shall cause to be done all things necessary to preserve and keep in full force and effect their legal existence in accordance with their respective organizational documents and the rights (charter and statutory) and material franchises of each Issuer; provided that no Issuer shall be required to preserve any such right, license or franchise, if the maintenance or preservation thereof is not otherwise required pursuant to
Section 4.07 and is no longer desirable, as determined in good faith by such Issuer's Board of Directors, in the conduct of the business of such Issuer.

                  SECTION 4.05. Payment of Taxes and Other Claims.


                  The Issuers shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Issuers or properties of the Issuers and (ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of the Issuers; provided, however, that the Issuers shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken.

                  SECTION 4.06. Compliance Certificate; Notice of Default.


                  (a) Each Issuer shall deliver to the Trustee, within 105 days after the end of its fiscal year, an Officer's Certificate (provided, however, that one of the signatories to such Officer's Certificate shall be such Issuer's principal executive officer, principal financial officer or principal accounting officer), as to such Officers' knowledge of the Issuer's compliance with all conditions and covenants under this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and in the event any Default of such Issuer exists, such Officers shall specify the nature of such Default. Each such Officer's Certificate shall also notify the Trustee should the Issuer elect to change the manner in which it fixes its fiscal year end.

                  (b) If any Default or Event of Default has occurred and is continuing, the Issuers shall deliver to the Trustee, at their address set forth in Section 10.02, by registered or certified mail or by facsimile transmission followed by hard copy by registered or certified mail an Officer's Certificate of each Issuer specifying such event within 10 days of its becoming aware of such occurrence.

                  SECTION 4.07. Compliance with Laws.


                  The Issuers shall comply in all material respects with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties. The Issuers shall promptly take, and maintain the effectiveness of, all action to effectuate the Participation Agreement, this Indenture or the Equipment Lease Agreement, as applicable, or otherwise that may, from time to time, be necessary or appropriate under applicable law in connection with the performance by the Issuers of their respective obligations under the Participation Agreement, this Indenture or the Equipment Lease Agreement, as applicable, or the taking of any action hereby or thereby contemplated, or necessary for the legality, validity, binding effect or enforceability of the Participation Agreement, this Indenture or the Equipment Lease Agreement, as applicable, or for the making of any payment or the transfer or remittance of any funds by the Issuers under the Participation Agreement, this Indenture or the Equipment Lease Agreement, as applicable.

                  SECTION 4.08. Line of Business.


                  BRL shall not (i) enter into any business other than its acquisition, leasing, financing and sale of the Equipment, (ii) create, incur, assume or permit to exist any indebtedness, except as expressly permitted by the Participation Agreement, (iii) enter into, or be a party to, any transaction with any person, except the transactions set forth in the Participation Agreement, the Indenture or the Equipment Lease Agreement, as applicable, and as expressly permitted thereby, or (iv) make any investment in, guarantee the obligations of, or make or advance money to any person (other than BRL Corp.), through the direct or indirect lending of money, holding of securities or otherwise except the transactions set forth in the Operative Documents and as expressly permitted thereby. BRL Corp. will conduct no business other than acting as a co-issuer of the Notes, maintaining its corporate existence and taking such actions as are required to comply with its covenants and agreements under the Indenture, the Purchase Agreement and the Registration Rights Agreement.

                  SECTION 4.09. Liens.


                  The Issuers shall duly pay and discharge (i) immediately upon the attachment thereof in the case of BRL, all liens other than Permitted Liens on any Collateral, (ii) as and when due, all of their indebtedness and other obligations before the time that any lien attaches unless and only to the extent that any such amounts are not yet due and payable or the validity thereof is being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the items of Equipment or any interest therein and the Issuers maintain or cause UCI to maintain appropriate reserves with respect thereto or have made adequate provision for the payment thereof, in accordance with GAAP and approved by the Administrative Agent, and (iii) all taxes imposed upon or against them or their property or assets, or upon any property leased by them, prior to the date on which penalties attach thereto.

                  SECTION 4.10. Liquidation.


                  The Issuers shall not wind up, liquidate or dissolve their affairs or enter into any transaction of merger or consolidation, or convey, sell, lease (substantially as a whole), or otherwise dispose of (whether in one or in a series of transactions) their assets except as expressly permitted by the Operative Documents.

                  SECTION 4.11. Reports to Holders.


                  The Issuers will deliver to the Trustee within 15 days after the filing of the same with the Commission, copies of the quarterly and annual reports and of the information, documents and other reports, if any, which the Issuers are required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Issuers may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Issuers will provide the Trustee and the Holders with such annual reports and such information, documents and other reports specified in Sections 13 and 15(d) of the Exchange Act. The Issuers will also comply with the other provisions of TIA Section 314(a).

                  SECTION 4.12. Waiver of Stay, Extension or Usury Laws.


                  The Issuers covenant (to the extent they may lawfully do so) that they shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Issuers from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that they may lawfully do so) the Issuers hereby expressly waive all benefit or advantage of any such law, and covenant that they shall not by resort to any such law hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 4.13. Change of Control.


                  (a) Upon the occurrence of a Change of Control each Holder will have the right to require that the Issuers purchase all or a portion of such Holder's Notes pursuant to the offer described below (a "Change of Control Offer") at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of purchase.

                  (b) Within 30 days following the date upon which a Change of Control occurs, the Issuers must send, by first class mail, a notice to each Holder at such Holder's last registered address, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice shall state, among other things:

                  (i) that the Change of Control Offer is being made pursuant to this Section 4.13 and that all Notes tendered and not withdrawn shall be accepted for payment;

                 (ii) the purchase price (equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the date of purchase) and the purchase date (which shall be no earlier than 30 days nor later than 45 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

                 (iii) that any Note not tendered shall continue to accrue interest in accordance with the terms thereof;

                 (iv) that, unless the Issuers default in making payment therefor, any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                 (v) that Holders electing to have a Note purchased pursuant to a Change of Control Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third business day prior to the Change of Control Payment Date;

                 (vi) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the second business day prior to the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased;

                 (vii) that Holders whose Notes are purchased only in part shall be issued new Notes in a principal amount equal to the unpurchased portion of the Notes surrendered; provided, however, that each Note purchased and each new Note issued shall be in an original principal amount of $1,000 or integral multiples thereof; and

                 (viii) the name and address of the Paying Agent.

                  Holders electing to have a Note purchased pursuant to a Change of Control Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

                  (c) On the Change of Control Payment Date, the Issuers shall, to the extent permitted by law, (i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent U.S. Legal Tender in an amount equal to the aggregate Change of Control Payment in respect of all Notes or portions thereof so tendered and (iii) deliver, or cause to be delivered, to the Trustee for cancellation the Notes so accepted together with an Officer's Certificate stating that such Notes or portions thereof have been tendered to and purchased by the Issuers. The Paying Agent will promptly either (x) pay to the Holder against presentation and surrender (or, in the case of partial payment, endorsement) of the Global Notes or (y) in the case of Certificated Securities, mail to each Holder of Notes the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and deliver to the Holder of the Global Notes a new Global Note or Notes or, in the case of Definitive Notes, mail to each Holder new Certificated Securities, as applicable, equal in principal amount to any unpurchased portion of the Notes surrendered, if any, provided that each new Certificated Security will be in a principal amount of $1,000 or an integral multiple thereof. The Issuers will notify in writing the Trustee and the Holders of the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

                  (d) The Issuers shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer at the Change of Control Purchase Price, at the same times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Issuers and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

                  (e) None of the Board of Directors of each Issuer or the Trustee may waive the provisions of this Section 4.13 relating to each Issuer's obligation to make a Change of Control Offer or a Holder's right to redemption upon a Change of Control.

                  (f) Each Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.13, the Issuers shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the provisions of this Section 4.13 by virtue thereof.

                  SECTION 4.14. Net Proceeds Offer Following Asset Sale.


                  The Issuers will comply with the following after the occurrence of a Net Proceeds Offer Trigger Date:

                  The Issuers shall make an offer to purchase with respect to such Net Proceeds Offer Trigger Date (the "Net Proceeds Offer") from all Holders on a pro rata basis, that amount of Notes equal to the Net Proceeds Offer Amount with respect to such Net Proceeds Offer Trigger Date that is allocable, under the Participation Agreement, to the Notes (which allocation shall include the application of such Net Cash Proceeds pro rata to the outstanding amount of Notes, the BRL Term Loan and the Equity Contribution; provided that the maximum amount of Notes to be so purchased multiplied by 1.219512195121951219512195122 shall not exceed such Net Cash Proceeds) at a price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest thereon, if any, to the date of purchase.

                  Each Net Proceeds Offer will be mailed to the record Holders as shown on the register of Holders not less than 30 days nor more than 45 days following the Net Proceeds Offer Trigger Date, with a copy to the Trustee, and shall comply with the procedures set forth in this Indenture. Upon receiving notice of the Net Proceeds Offer, Holders may elect to tender their Notes in whole or in part in integral multiples of $1,000 principal amount in exchange for cash. To the extent Holders properly tender Notes in an amount exceeding the Net Proceeds Offer Amount allocable to the Notes, Notes of tendering Holders will be purchased on a pro rata basis (based on amounts tendered). A Net Proceeds Offer shall remain open for a period of 20 business days or such longer period as may be required by law, and the purchase of such Note shall be consummated within 60 days following the mailing of the Net Proceeds Offer.

                  The notice, which shall govern the terms of the Net Proceeds Offer, shall include such disclosures as are required by law and shall state:

                 (i) that the Net Proceeds Offer is being made pursuant to this
         Section 4.14;

                 (ii) the purchase price (equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any) to be paid for Notes purchased pursuant to the Net Proceeds Offer and the purchase date (which shall be no earlier than 30 days nor later than 45 days from the date such notice is mailed, other than as required by law) (the "Net Proceeds Offer Payment Date");

                 (iii) that any Note not tendered for payment will continue to accrue interest in accordance with the terms thereof;

                 (iv) that, unless the Issuers default on making the payment therefor, any Note accepted for payment pursuant to the Net Proceeds Offer shall cease to accrue interest after the Net Proceeds Payment Date;

                  (v) that Holders accepting the Offer to have their Notes purchased pursuant to the Net Proceeds Offer will be required to surrender their Notes to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Net Proceeds Offer Payment Date;

                 (vi) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the second Business Day prior to the Net Proceeds Offer Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased;

                (vii) that Holders whose Notes are purchased only in part will be issued new Notes in a principal amount equal to the unpurchased portion of the Notes surrendered; provided that each Note purchased and each such new Note issued shall be in an original principal amount in denominations of $1,000 and integral multiples thereof;

               (viii) the name and address of the Paying Agent.

                  Holders electing to have a Note purchased pursuant to a Net Proceeds Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Net Proceeds Offer Payment Date.

                  On the Net Proceeds Payment Date, the Issuers shall (i) accept for payment Notes or portions thereof tendered pursuant to the Net Proceeds Offer in accordance with this Section 4.14, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay in full the Notes to be purchased in accordance with this Section 4.14 and (iii) deliver to the Trustee Notes so accepted together with an Officer's Certificate of each Issuer stating the Notes or portions thereof tendered to and accepted for payment by the Issuers.

                  For purposes of this Section 4.14, the Trustee shall act as the Paying Agent. The Paying Agent shall promptly (but in any case no later than 10 calendar days after the Net Proceeds Payment Date) mail or deliver to the Holders of Notes so accepted payment in an amount equal to the purchase price for such Notes, and the Issuers shall execute and issue, and the Trustee shall promptly authenticate and mail to such Holders, a new Note equal in principal amount to any unpurchased portion of the Note surrendered; provided that each such new Note shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof. The Issuer will send to the Trustee and the Holders of Notes on or as soon as practicable after the Net Proceeds Payment Date a notice setting forth the results of the Net Proceeds Offer. Any Notes not so accepted shall be promptly mailed or delivered by the Issuers to the Holder thereof.

                  The Issuers will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Net Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with Section 4.14, the Issuers shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.14 by virtue thereof.


                                  ARTICLE FIVE

                                    REMEDIES


                  SECTION 5.01. Events of Default.


                  An "Event of Default" means any of the following events:

                  (a) the failure to pay interest on any Notes when the same becomes due and payable and the default continues for a period of 30 days;

                  (b) the failure to pay the principal of any Notes, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer);

                  (c) a default in the observance or performance of any other covenant or agreement of the Issuers contained in this Indenture which default continues for a period of 30 days after the Issuer receive written notice specifying the default (and demanding that such default be remedied and stating that such notice is a "Notice of Default") from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Notes;

                  (d) the occurrence and continuation of a Lease Event of Default under the Equipment Lease Agreement (other than as a result of a breach of a covenant made solely for the benefit of BRL or the BRL Term Loan lenders or caused solely by a Change of Control);

                  (e) the acceleration of the final stated maturity or failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) any portion of the BRL Term Loan;

                  (f) Participation Agreement no longer creates a first priority lien on all of the Collateral for the benefit of the Collateral Agent (subject to Permitted Liens);

                  (g) a judgment is entered against BRL involving an aggregate liability of at least $15.0 million, which remains undischarged, unpaid or unstayed in such aggregate amount for a period of 60 consecutive days after such judgment becomes final and nonappealable; and

                  (h) either of the Issuers pursuant to or under or within the meaning of any Bankruptcy Law:

                           (i) commences a voluntary case or proceeding;

                           (ii) consents to the entry of an order for relief
                  against it in an involuntary case or proceeding;

                           (iii) consents to the appointment of a Custodian of
                  it or for all or substantially all of its property;

                           (iv) makes a general assignment for the benefit of
                  its creditors; or

                           (v) shall generally not pay its debts when such debts
                  become due or shall admit in writing its inability to pay its debts generally; or

                  (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (i) is for relief against either of the Issuers in an
                  involuntary case or proceeding,

                           (ii) appoints a Custodian of either of the Issuers
                  for all or substantially all of their properties taken as a whole, or

                           (iii) orders the liquidation of either of the
                  Issuers,

         and in each case the order or decree remains unstayed and in effect for 60 days.

                  SECTION 5.02. Acceleration.


                  If an Event of Default (other than an Event of Default specified in Section 5.01(h) or (i) above with respect to the Issuers) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Notes may declare the principal of and accrued and unpaid interest on all the Notes to be due and payable by notice in writing to the Issuers (and the Trustee if given by the Holders) specifying the respective Event of Default and that it is a "notice of acceleration" (the "Acceleration Notice"), and the same shall become immediately due and payable. In the event of an acceleration because an Event of Default set forth in clause (e) above has occurred and is continuing, such acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to clause (e) above shall be remedied or cured by the Issuers or waived by the holders of the relevant Indebtedness within 20 days after the date of the Acceleration Notice with respect thereto. In the event of an acceleration because an Event of Default set forth in clause (e) above has occurred and is continuing due to an acceleration of the BRL Term Loan caused by a Change of Control, then all unpaid principal of, premium, if any (including the Make-Whole Premium, if applicable) and accrued and unpaid interest on the Notes shall become immediately due and payable. If an Event of Default specified in Section 5.01(h) or (i) with respect to the Issuers occurs and is continuing, then all unpaid principal of and accrued and unpaid interest on all of the outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Following an acceleration of the Notes, UCI shall have the option, under the Equipment Lease Agreement, to repurchase all Equipment subject to the Equipment Lease Agreement at the acquisition cost thereof, plus any other amounts owing under the Equipment Lease Agreement, and with the proceeds of such repurchase allocable to the Notes, the Issuers shall repay the Notes in full.

                  At any time after a declaration of acceleration with respect to the Notes as described in the preceding paragraph, the Holders of a majority in principal amount of the Notes may rescind and cancel such declaration and its consequences (i) if the rescission would not conflict with any judgment or decree, (ii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, (iii) to the extent the payment of such interest is lawful, if interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid,
(iv) if the Issuers have paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances and (v) in the event of the cure or waiver of an Event of Default of the type described in
Section 5.01(h) or (i), the Trustee shall have received an Officer's Certificate and an Opinion of Counsel of each Issuer that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 5.03. Other Remedies.


                  (a) If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes, this Indenture or the Participation Agreement.

                  (b) All rights of action and claims under this Indenture or the Notes may be enforced by the Trustee even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

                  SECTION 5.04. Waiver of Defaults.


                  Prior to the acceleration of the Notes, the Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may, on behalf of the Holders of all the Notes, waive any existing or past Default or Event of Default and its consequences under this Indenture, except a Default or Event of Default specified in Section 5.01(a) or
(b) or in respect of any provision hereof which cannot be modified or amended without the consent of the Holder so affected pursuant to Section 8.02. When a Default or Event of Default is so waived, it shall be deemed cured and shall cease to exist. This Section 5.04 shall be in lieu of Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) of the TIA is hereby expressly excluded from this Indenture and the Notes, as permitted by the TIA.

                  SECTION 5.05. Control by Majority.


                  Holders of the Notes may not enforce this Indenture or the Notes except as provided in this Article Five and under the TIA. The Holders of a majority in principal amount of the then outstanding Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that the Trustee may refuse to follow any direction
(a) that conflicts with any rule of law or this Indenture, (b) that the Trustee, in its sole discretion, determines may be unduly prejudicial to the rights of another Holder, or (c) that may expose the Trustee to personal liability for which adequate indemnity provided to the Trustee against such liability is not reasonably assured to it; provided, further, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction or this Indenture. This Section 5.05 shall be in lieu of Section 316(a)(1)(A) of the TIA, and such Section 316(a)(1)(A) of the TIA is hereby expressly excluded from this Indenture and the Notes, as permitted by the TIA.

                  SECTION 5.06. Limitation on Suits.


                  A Holder may not pursue any remedy with respect to this Indenture or the Notes unless: (i) the Holder gives to the Trustee written notice of a continuing Event of Default; (ii) the Holders of at least 25% in aggregate principal amount of the outstanding Notes make a written request to the Trustee to pursue a remedy; (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense; (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and (v) during such 60-day period the Holders of a majority in principal amount of the outstanding Notes do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request. A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

                  SECTION 5.07. Right of Holders To Receive Payment.


                  Notwithstanding any other provision in this Indenture, the right of any Holder of a Note to receive payment of principal of and interest on such Note, on or after the respective due dates expressed or provided for in such Note, or to bring suit for the enforcement of any such payment on or after the respective due dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

                  SECTION 5.08. Collection Suit by Trustee.


                  If an Event of Default specified in clause (a) or (b) of
Section 5.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuers, or any other obligor on the Notes for the whole amount of principal of and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum provided for by the Notes and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee pursuant to the provisions of Section 6.07.

                  SECTION 5.09. Trustee May File Proofs of Claim.


                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, counsel, accountants and experts) and the Holders allowed in any judicial proceedings relative to the Issuers (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 6.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 5.10. Priorities.


                  If the Trustee collects any money pursuant to this Article Five it shall pay out such money in the following order:

                  First:  to the Trustee for amounts due under Section 6.07;

                  Second: to Holders for amounts due and unpaid on the Notes for principal and interest accrued on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively;

                  Third:  the balance, if any, to the Issuers.

                  The Trustee, upon prior written notice to the Issuers, may fix a record date and payment date for any payment to Holders pursuant to this
Section 5.10.

                  SECTION 5.11. Undertaking for Costs.


                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may in its discretion require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 5.11 does not apply to any suit by the Trustee, any suit by a Holder pursuant to Section 5.07, or a suit by a Holder or Holders of more than 10% in aggregate principal amount of the outstanding Notes.

                  SECTION 5.12. Restoration of Rights and Remedies.


                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Issuers, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                   ARTICLE SIX

                                     TRUSTEE


                  SECTION 6.01. Duties of Trustee.


                  (a) If an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default known to the Trustee:

                  (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture and the Participation Agreement. However, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the Participation Agreement.

                  (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section 6.01.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.02, 5.04 or 5.05.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it in its sole discretion against such risk, liability, loss, fees or expense which might be incurred in compliance with such request or direction.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section
6.01 and Section 6.02.

                  (f) The Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Issuers. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

                  SECTION 6.02. Rights of Trustee.

                  Subject to Section 6.01:

                  (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may consult with counsel of its selection and may require an Officer's Certificate or an Opinion of Counsel, which shall conform to Sections
         10.04 and 10.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action that it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

                  (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice to the Issuers, to examine the books, records, and premises of the Issuers, personally or by agent or attorney and to consult with the officers and representatives of the Issuers, including the Issuers' accountants and attorneys.

                  (f) The Trustee shall be under no obligation to exercise any of its rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction.

                  (g) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

                  (h) Delivery of reports, information and documents to the Trustee under Section 4.11 is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuers' compliance with any of their covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                  (i) The Trustee shall not be deemed to have notice of any Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

                  (j) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                  (k) The Trustee may request that the Issuers deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                  SECTION 6.03. Individual Rights of Trustee.


                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuers, UCH, UCI or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 6.10 and 6.11.

                  SECTION 6.04. Trustee's Disclaimer.


                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, and it shall not be accountable for the Issuers' use of the proceeds from the Notes, it shall not be responsible for the use or application of any money received by any Paying

Agent other than the Trustee, and it shall not be responsible for any statement of the Issuers in this Indenture or the Notes other than the Trustee's certificate of authentication.

                  SECTION 6.05. Notice of Default.


                  If a Default or an Event of Default occurs and is continuing and if it is known to a Trust Officer, the Trustee shall mail to each Holder notice of the uncured Default or Event of Default within 90 days after obtaining knowledge thereof. Except in the case of a Default or an Event of Default in payment of principal of, or interest on, any Note, including an accelerated payment, a Default in payment on the Change of Control Payment Date pursuant to a Change of Control Offer or on the Net Proceeds Offer Payment Date pursuant to a Net Proceeds Offer, the Trustee may withhold the notice if and so long as its Board of Directors, the executive committee of its Board of Directors or a committee of its directors and/or Trust Officers in good faith determines that withholding the notice is in the interest of the Holders. The foregoing sentence of this Section 6.05 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso to Section 315(b) of the TIA is hereby expressly excluded from this Indenture and the Notes, as permitted by the TIA.

                  SECTION 6.06. Reports by Trustee to Holders.


                  Within 60 days after May 15 of each year beginning with 2001, the Trustee shall, to the extent that any of the events described in TIA Section 313(a) occurred within the previous twelve months, but not otherwise, mail to each Holder a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b), (c) and
(d).

                  A copy of each report at the time of its mailing to Holders shall be mailed to the Issuers and filed with the Commission and each stock exchange, if any, on which the Notes are listed.

                  The Issuers shall promptly notify the Trustee if the Notes become listed on any stock exchange and of any delisting thereof and the Trustee shall comply with TIA Section 313(d).

                  SECTION 6.07. Compensation and Indemnity.


                  The Issuers shall pay to the Trustee from time to time such compensation for its services as has been agreed to in writing signed by the Issuers and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable fees and expenses of the Trustee's agents and counsel.

                  The Issuers shall indemnify each of the Trustee (or any predecessor Trustee) and its agents, employees, stockholders, Affiliates and directors and officers for, and hold them each harmless against, any and all loss, liability, damage, claim or expense (including reasonable fees and expenses of counsel), including taxes (other than taxes based on the income of the Trustee) incurred by them except for such actions to the extent caused by any negligence, bad faith or willful misconduct on the part of any of them, arising out of or in connection with the acceptance or administration of this trust including the reasonable costs and expenses of defending themselves against any claim (whether asserted by the Issuers, a Holder or any other Person) or liability in connection with the exercise or performance of any of their rights, powers or duties hereunder. The Trustee shall notify the Issuers promptly of any claim asserted against the Trustee for which it may seek indemnity. Failure by the Trustee to so notify the Issuers shall not relieve the Issuers of their obligations hereunder except to the extent such failure shall have prejudiced the Issuers. The Issuers shall defend the claim and the Trustee shall cooperate in the defense; provided, however, that any settlement of a claim shall be approved in writing by the Trustee if such settlement would result in an admission of liability by the Trustee or if such settlement would not be accompanied by a full release of the Trustee for all liability arising out of the events giving rise to such claim. The Trustee may at its option have separate counsel of its own choosing and the Issuers shall pay the reasonable fees and expenses of such counsel. The Issuers need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld.

                  To secure the Issuers' payment obligations in this Section 6.07, the Trustee shall have a lien prior to the Notes on all assets or money held or collected by the Trustee, in its capacity as Trustee, except assets or money held in trust to pay principal of or interest on particular Notes.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(h) or 5.01(i) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

                  The provisions of this Section 6.07 shall survive the resignation or removal of a Trustee and the termination of this Indenture.

                  SECTION 6.08. Replacement of Trustee.


                  The Trustee may resign at any time by so notifying the Issuers. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee and appoint a successor Trustee with the Issuers' consent, by so notifying the Issuers and the Trustee in writing. The Issuers may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 6.10;

                  (2) the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. As promptly as possible after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 6.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Issuers shall mail notice of such successor Trustee's appointment to each Holder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers or the Holders of at least 10% in aggregate principal amount of the outstanding Notes may petition, at the expense of the Issuers, any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 6.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding any resignation or replacement of the Trustee pursuant to this Section 6.08, the Issuers' obligations under Section 6.07 shall continue for the benefit of the retiring Trustee.

                  SECTION 6.09. Successor Trustee by Merger, Etc.


                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee; provided, however, that such corporation shall be otherwise qualified and eligible under this Article Six.

                  SECTION 6.10. Eligibility; Disqualification.


                  This Indenture shall always have a Trustee who satisfies the requirement of TIA Sections 310(a)(1), (2) and (5). The Trustee (or, in the case of a Trustee that is a subsidiary of another Bank or a corporation included in a bank holding company system, the related bank or bank holding company) shall have a combined capital and surplus of at least $50,000,000 million as set forth in its most recent published annual report of condition, and have a Corporate Trust Office in the City of New York. In addition, if the Trustee is a subsidiary of another Bank or a corporation included in a bank holding company system, the Trustee, independently of such bank or bank holding company, shall meet the capital requirements of TIA Section 310(a)(2). The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of

TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuers are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. The provisions of TIA Section 310 shall apply to the Issuers, as obligors of the Notes.

                  SECTION 6.11. Preferential Collection of Claims Against
Issuers.


                  The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                  ARTICLE SEVEN

                       DISCHARGE OF INDENTURE; DEFEASANCE


                  SECTION 7.01. Termination of Issuers' Obligations.


                  This Indenture will be discharged and will cease to be of further effect (except as to surviving rights or registration of transfer or exchange of the Notes, as expressly provided for in this Indenture) as to all outstanding Notes when (a) either (i) all Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust) have been delivered to the Trustee for cancellation or (ii) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable or, by their terms, are to become due and payable on their maturity date within one year, or are to be called for redemption upon delivery of notice, within one year and the Issuers have irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the principal of, premium, if any, and interest on the Notes to the date of maturity or redemption, as the case may be, together with irrevocable instructions from the Issuers directing the Trustee to apply such funds to the payment thereof or redemption, as the case may be; (b) the Issuers have paid all other sums payable under this Indenture by the Issuers; and (c) the Issuers have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

                  The Issuers may, at their option and at any time, elect to have their obligations discharged with respect to the outstanding Notes ("Legal Defeasance"). Upon any such Legal Defeasance this Indenture shall cease to be of further effect and the Issuers shall have no further obligations hereunder or under the Notes and the entire indebtedness represented by the outstanding Notes shall be deemed to have been paid and discharged, except for (a) the rights of Holders to receive payments in respect of the principal, premium, if any, and interest on the Notes when such payments are due from the trust referred to below, (b) the Issuers' obligations with respect to the Notes concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payments, (c) the rights, powers, trust, duties and immunities of the Trustee and the Issuers' obligations in connection therewith and (d) the Legal Defeasance provisions of this Section 7.01. In addition, the Issuers may, at their option and at any time, elect to have the obligations of the Issuers released with respect to covenants contained in Sections 4.04 (except with respect to the corporate existence of the Issuers) through 4.14 of this Indenture and the covenants of UCI in Section 9.2 of the Participation Agreement for the benefit of the Trustee and the Holders ("Covenant Defeasance") and thereafter any omission to comply with such obligations shall not constitute a Default or Event of Default with respect to the Notes. In the event of Covenant Defeasance, those events described under Section 5.01 (except those events described in Section 5.01(a), (b) (excluding the parenthetical clause therein),
(h) and (i)) will no longer constitute an Event of Default with respect to the Notes.

                  In order to exercise either Legal Defeasance or Covenant
Defeasance:

                  (a) the Issuers must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders cash in United States dollars, non-callable U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the Notes on the stated date for payment thereof or on the applicable Redemption Date, as the case may be;

                  (b) in the case of Legal Defeasance, the Issuers shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (i) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling or since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance, and
         (ii) the Holders will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (c) in the case of Covenant Defeasance, the Issuers shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default arising in connection with the substantially contemporaneous borrowing of funds to fund the deposit referenced in clause (a) above) or insofar as Events of Default under Section 5.01(h) or (i) from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

                  (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any other material agreement or instrument to which either of the Issuers is a party or by which either of the Issuers is bound;

                  (f) the Issuers shall have delivered to the Trustee an Officer's Certificate of each Issuer stating that the deposit was not made by the Issuers with the intent of preferring the Holders over any other creditors of the Issuers or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Issuers or others;

                  (g) the Issuers shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with; and

                  (h) the Issuers shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                  Notwithstanding the foregoing, the Opinion of Counsel required by clause (b) above with respect to Legal Defeasance need not be delivered if all the Notes not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable on the maturity date within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers.

                  SECTION 7.02. Application of Trust Money.


                  The Trustee or Paying Agent shall hold in trust U.S. Legal Tender or U.S. Government Obligations deposited with it pursuant to Section 7.01, and shall apply the deposited U.S. Legal Tender and the money from U.S. Government Obligations in accordance with this Indenture to the payment of the principal of and interest on the Notes. The Trustee shall be under no obligation to invest said U.S. Legal Tender or U.S. Government Obligations.

                  The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Legal Tender or U.S. Government Obligations deposited pursuant to Section 7.01 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Notes.

                  SECTION 7.03. Repayment to the Issuers.


                  Subject to Sections 6.07 and 7.01, the Trustee and the Paying Agent shall promptly pay to the Issuers upon request any excess U.S. Legal Tender or U.S. Government Obligations held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Issuers upon written request any money held by them for the payment of principal or interest that remains unclaimed for one year; provided, however, that the Issuers shall, if requested by the Trustee or Paying Agent, give to the Trustee or Paying Agent, indemnification reasonably satisfactory to it against any and all liability which may be incurred by it by reason of such paying; provided, further, that the Trustee or such Paying Agent, before being required to make any payment, shall at the expense of the Issuers cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein which shall be at least 30 days from the date of such publication or mailing any unclaimed balance of such money then remaining will be repaid to the Issuers. After payment to the Issuers, Holders entitled to such money must look to the Issuers for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  SECTION 7.04. Reinstatement.


                  If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with Section 7.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuers' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 7.01 until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with Section 7.01; provided, however, that if the Issuers have made any payment of interest on or principal of any Notes because of the reinstatement of their obligations, the Issuers shall be subrogated to the rights of the Holders of such Notes to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.

                  SECTION 7.05. Acknowledgment of Discharge by Trustee.


                  After (i) the conditions of Section 7.01 have been satisfied,
(ii) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers and (iii) the Issuers have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel of each Issuer, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of the Issuers' obligations under this Indenture except for those surviving obligations specified in Section 7.01; provided the legal counsel delivering such Opinion of Counsel may rely as to matters of fact on one or more Officer's Certificates of the Issuers.

                                  ARTICLE EIGHT

                          MODIFICATION OF THE INDENTURE


                  SECTION 8.01. Without Consent of Holders.

                  Subject to the provisions of Section 8.02, the Issuers and the Trustee may amend, waive or supplement this Indenture without notice to or consent of any Holder: (a) to cure any ambiguity, defect or inconsistency, provided that the same does not adversely affect the rights of any Holder in any material respect; (b) to provide for uncertificated Notes in addition to certificated Notes; (c) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA; or (d) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder in any material respect. In formulating its opinion on such matters, the Trustee will be entitled to rely on such evidence as it deems appropriate, including, without limitation, solely on an Opinion of Counsel.

                  Upon the request of each Issuer accompanied by a resolution of its Board of Directors authorizing the execution of any such amendment, waiver or supplement or any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 8.06, the Trustee shall join with the Issuers in the execution of any such amendment, waiver or supplement or amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee may but shall not be obligated to enter into any such amendment, waiver or supplement or amended or supplemental Indenture which adversely affects its own rights, duties or immunities under this Indenture, in which case the Trustee may in its sole discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

                  SECTION 8.02. Modification of Indenture and Operative
                                Documents.

                  (a) The Issuers and the Trustee may amend, waive or supplement this Indenture or the Notes or any amended or supplemental Indenture with the written consent of the Holders of Notes of not less than a majority in aggregate principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Notes) (the "Majority Holders").

                  (b) Upon the request of each Issuer accompanied by a resolution of its Board of Directors authorizing the execution of any such amendment, waiver or supplement or any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 8.06, the Trustee shall join with the Issuers in the execution of any such amendment, waiver or supplement or such amended or supplemental Indenture unless such amended or supplemental Indenture adversely affects the Trustee's own rights, duties or immunities under this Indenture, in which case the Trustee may in its sole discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

                  (c) It shall not be necessary for the consent of the Holders of Notes under this Section 8.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  (d)      After an amendment, supplement or waiver under this
Section 8.02 becomes effective, the Issuers shall mail to the Holders of Notes affected thereby a notice describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 5.04 and 5.07, the Holders of a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by either of the Issuers with any provision of this Indenture or the Notes. However, without the consent of each Holder of the Notes affected thereby, an amendment or waiver may not, directly or indirectly: (i) reduce the principal amount of Notes whose Holders must consent to an amendment; (ii) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Notes; (iii) reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or repurchase, or reduce the redemption or repurchase price therefor; (iv) make any Notes payable in money other than that stated in the Notes; (v) make any change in provisions of this Indenture protecting the right of each Holder to receive payment of principal of and interest on such Holder's Note or Notes on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Notes to waive Defaults or Events of Default; or (vi) amend, change or modify in any material respect the obligation of the Issuers (or any of the provisions or definitions with respect thereto) to (A) make payments under this Indenture, (B) make and consummate a Change of Control Offer in the event of a Change of Control or (C) make and consummate a Net Proceeds Offer.

                  (e) Except as otherwise expressly provided in the Operative Documents, no Operative Document nor any terms thereof may be amended, supplemented, waived or modified without the written agreement and consent of all parties thereto and UCI, provided that where the consent of the Trustee, BRL Term Loan Lenders or Equity Participants is required, such consent (except as provided below) may be given by (x) the Trustee acting on behalf of the Majority Holders, (y) the Administrative Agent on behalf of a majority of the BRL Term Loan Lenders or (z) Majority Equity Participants, as the case may be, and any such consent shall be binding, in the case of clause (x), on the Trustee and all Holders, in the case of clause (y), on all BRL Term Loan Lenders and, in the case of clause (z), on all Equity Participants, provided further, that no such amendment, modification, waiver or supplement shall, without the consent of the Holder affected thereby, (A) extend the final scheduled maturity of any Note, or reduce the rate or extend the time of payment of interest thereon (except (x) in connection with the waiver of applicability of any post-default increase in interest rates and (y) that any amendment or modification that is agreed to by the Trustee acting on behalf of Majority Holders directly affected thereby to the fi-nancial definitions in the Operative Documents shall not constitute a reduction in the rate of interest or fees for purposes of this clause (A), notwithstanding the fact that such amendment or modification would otherwise actually result in such a reduction, so long as the primary purpose (as determined in good faith by UCI and Administrative Agent) of the respective amendment or modification was not to decrease the pricing pursuant to the Participation Agreement and the other Operative Documents), or reduce the principal amount thereof (except to the extent repaid in cash), (B) release all or substantially all of Collateral Agent's interest in the Collateral (except as expressly provided in the Participation Agreement), (C) reduce the percentage specified in the definition of Majority Holders or (D) amend Section 12.2 (other than clause (ii) and (iii) of such Section) of the Participation Agreement.

                  (f) Notwithstanding anything to the contrary in Section 12.2(a) of the Participation Agreement, (i) subject to clause (i) of the second proviso of Section 12.2(a) of the Participation Agreement, UCI and the Trustee acting on behalf of the Majority Holders may amend, supplement, modify or waive any of UCI's covenants set forth in Section 9.2 of the Participation Agreement and with the written consent of BRL amend, supplement, modify or waive any of the terms of this Indenture or the Notes in accordance with the terms hereof and thereof, (ii) subject to clause (ii) of Section 12.2(a) of the Participation Agreement, UCI, BRL and the Administrative Agent acting on behalf of Majority BRL Term Loan Lenders may amend, supplement, modify or waive any of UCI's covenants set forth in Section 9.3 of the Participation Agreement, any of the terms of the BRL Term Loan Agreement and BRL Term Loan Notes and (iv) UCI, with the consent of Majority BRL Term Loan Lenders, BRL and Majority Equity Participants, may amend, supplement, modify or waive any of the terms of Sections 6, 10(b), 11 (except where any such amendment, supplement, waiver or modification of maintenance obligations would impair the value of the Equipment in any material respect), 17, 28.3, 29.3 and 29.4 of the Equipment Lease Agreement.

                  (g) The Administrative Agent and Collateral Agent may resign at any time by giving at least fifteen (15) days written notice thereof to the Trustee, each BRL Term Loan Lender, BRL and UCI, and each of the Administrative Agent and Collateral Agent may be removed at any time with or without cause by the Trustee acting at the written direction of the Majority Holders together with Majority BRL Term Loan Lenders. Upon any resignation or removal of the Administrative Agent or Collateral Agent, Majority BRL Term Loan Lenders shall have the right, provided no Lease Event of Default shall have occurred and be continuing, with the consent of UCI (such consent not to be unreasonably withheld or delayed) to appoint a successor Administrative Agent, who shall be reasonably acceptable to UCI (it being understood and agreed that any non-defaulting BRL Term Loan Lender is deemed to be acceptable to UCI) and not objected to by the Trustee on behalf of the Majority Holders.

                  (h) In connection with the issuance of additional Notes, however, the Trustee, without the consent of the Holders, may consent to the amendment of the Operative Documents to reflect the increase in the Notes and a corresponding increase in the BRL Term Loan and Equity Contribution as well as the increase in the Equipment acquired by BRL, leased to UCI under the Equipment Lease Agreement and added to the Collateral.

                  SECTION 8.03. Compliance with TIA.

                  Every amendment, waiver or supplement of this Indenture or the Notes shall comply with the TIA as then in effect; provided, however, that this
Section 8.03 shall not of itself require that this Indenture or the Trustee be qualified under the TIA or constitute any admission or acknowledgment by any party hereto that any such qualification is required prior to the time this Indenture and the Trustee are required by the TIA to be so qualified.

                  SECTION 8.04. Revocation and Effect of Consents.

                  Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Note or portion of such Note by notice to the Trustee or the Issuers received before the date on which the Trustee receives an Officer's Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver. An amendment, supplement or waiver becomes effective upon receipt by the Trustee of such Officer's Certificate and evidence of consent by the Holders of the requisite percentage in principal amount of outstanding Notes.

                  The Issuers may, but shall not be obligated to, fix a Record Date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a Record Date is fixed, then notwithstanding the second sentence of the immediately preceding paragraph, those Persons who were Holders at such Record Date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such Record Date. No such consent shall be valid or effective for more than 90 days after such Record Date unless consents from Holders of the requisite percentage in principal amount of outstanding Notes required hereunder for the effectiveness of such consents shall have also been given and not revoked within such 90 day period.

                  SECTION 8.05. Notation on or Exchange of Notes.

                  If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of such Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Issuers or the Trustee so determine, the Issuers in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms.

                  SECTION 8.06. Trustee To Sign Amendments, Etc.

                  The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article Eight; provided, however, that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, du-ties or immunities under this Indenture. In executing such amendment, supplement or waiver the Trustee shall be entitled to receive indemnity reasonably satisfactory to it, and shall be fully protected in relying upon an Opinion of Counsel and an Officer's Certificate of each Issuer, stating that no Event of Default shall occur as a result of such amendment, supplement or waiver and that the execution of such amendment, supplement or waiver is authorized or permitted by this Indenture; provided, however, that the legal counsel delivering such Opinion of Counsel may rely as to matters of fact on one or more Officer's Certificates of the Issuers. Such Opinion of Counsel shall not be an expense of the Trustee.


                                  ARTICLE NINE

                   SECURITY UNDER THE PARTICIPATION AGREEMENT


                  SECTION 9.01. Participation Agreement.

                  The due and punctual payment of the principal of and interest and Additional Interest, if any, on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of and interest and Additional Interest (to the extent permitted by law), if any, on the Notes and performance of all other obligations of the Issuers to the Holders or the Trustee under this Indenture and the Notes, according to the terms hereunder or thereunder, shall be secured as provided in Section 7 of the Participation Agreement. Each Holder, by its acceptance of the Notes, consents and agrees to the terms of the Participation Agreement (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Collateral Agent to enter into the Participation Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. The Issuers shall deliver to the Trustee copies of all documents delivered to the Collateral Agent pursuant to the Participation Agreement, and shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Participation Agreement, to assure and confirm to the Trustee and the Collateral Agent the security interest in the Collateral contemplated hereby, by the Participation Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured thereby, according to the intent and purposes herein and therein expressed. The Issuers shall take, upon request of the Trustee, any and all actions reasonably required to cause the Participation Agreement to create and maintain, as security for the obligations of the Issuers hereunder, a valid and enforceable perfected first lien on and security interest in all the Collateral, in favor of the Collateral Agent for the benefit of the Holders, superior to and prior to the rights of all third Persons (other than the pari passu security interest of the BRL Term Loan Lenders), except for Excepted Payments.

                  SECTION 9.02. Recording and Opinions.

                  (a) The Issuers shall furnish to the Trustee simultaneously with the execution and delivery of this Indenture an Opinion of Counsel either (i) stating that in the opinion of such counsel all action has been taken with respect to the recording, registering and filing of this Indenture, financing statements or other instruments necessary to make effective the lien and security interest intended to be created by the Participation Agreement, and reciting with respect to the security interests in the Collateral, the details of such action, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) The Issuers shall furnish to the Collateral Agents and the Trustee on May 15 in each year beginning with 2001, an Opinion of Counsel, dated as of such date, either (i) (A) stating that, in the opinion of such counsel, action has been taken with respect to the recording, registering, filing, re-recording, re-registering and refiling of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as necessary to maintain the lien and security interest of the Participation Agreement and reciting with respect to the security interests in the Collateral the details of such action referring to prior Opinions of Counsel in which such details are given, and (B) stating that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders of Notes and the Collateral Agent and the Trustee hereunder and under the Participation Agreement with respect to the security interests in the Collateral, or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such lien and security interest and assignment.

                  (c) The Issuers shall otherwise comply with the provisions of TIA Section 314(b).

                  SECTION 9.03. Release of Collateral

                  (a) Collateral may be released or substituted only in accordance with the terms of the Participation Agreement.

                  (b) The release of any Collateral from the terms of this Indenture and the Participation Agreement shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the terms of the Participation Agreement. To the extent applicable, the Issuers shall cause TIA
Section 313(b), relating to reports, and TIA Section 314(d), relating to the release of property or securities from the lien and security interest of the Participation Agreement and relating to the substitution therefor of any property or securities to be subjected to the lien and security interest of the Participation Agreement, to be complied with. Any certificate or opinion required by TIA Section 314(d) may be made by an Officer of each Issuer except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Collateral Agent in the exercise of reasonable care.

                  (c) Subject to the terms and conditions of the Participation Agreement, the Collateral Agent may, in accordance with the written instructions of the Administrative Agent and, if any such transaction or related series of transactions relates to Equipment with value in excess of $30,000,000, the Trustee, sell, assign, transfer and deliver the whole, or from time to time to the extent permitted by law, any part of the Collateral or any interest therein, at any private sale or public auction with or without demand, advertisement or notice (except as herein required or as may be required by law) of the date, time and place of sale and any adjustment thereof for cash or credit or other property for immediate or future delivery and for such price or prices and on such terms as the Administrative Agent may determine, or as may be required by law.

                  SECTION 9.04. Certificates of the Issuers.

                  The Issuers shall furnish to the Trustee and the Collateral Agent, prior to each proposed release of Collateral pursuant to the Participation Agreement, (i) all documents required by TIA Section 314(d) and
(ii) an Opinion of Counsel to the effect that such accompanying documents constitute all documents required by TIA Section 314(d). The Trustee may, to the extent permitted by Sections 6.01 and 6.02 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

                  SECTION 9.05. Certificates of the Trustee.

                  In the event that the Issuers wish to release Collateral in accordance with the Participation Agreement and have delivered the certificates and documents required by the Participation Agreement (including those intended for the benefit of the BRL Term Loan Lenders) and Sections 9.03 and 9.04 hereof, the Trustee shall determine whether it has received all documentation required by TIA Section 314(d) in connection with such release and, based on the Opinion of Counsel delivered pursuant to Section 10.04(2), shall deliver a certificate to the Collateral Agent setting forth such determination.

                  SECTION 9.06. Authorization of Actions To Be Taken by the
                                Trustee Under the Participation Agreement.

                  Subject to the provisions of Sections 6.01 and 6.02 hereof, the Trustee may, in its sole discretion and without the consent of the Holders of Notes, direct, on behalf of the Holders of Notes, the Collateral Agent to take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Participation Agreement and (b) collect and receive any and all amounts payable in respect of the obligations of the Issuers hereunder. The Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Participation Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders or to the Trustee).

                  SECTION 9.07. Authorization of Receipt of Funds by the Trustee
                                Under the Participation Agreement.

                  The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Participation Agreement, and to make further distributions of such funds to the Holders of Notes according to the provisions of this Indenture and the Participation Agreement.

                  SECTION 9.08. Termination of Security Interest.

                  Upon the payment in full of all obligations of the Issuers under this Indenture and the Notes, or upon Legal Defeasance, the Trustee shall, at the request of the Issuers, deliver a certificate to the Collateral Agent stating that such obligations have been paid in full.


                                   ARTICLE TEN

                                  MISCELLANEOUS


                  SECTION 10.01. TIA Controls.

                  If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control; provided, however, that this Section 10.01 shall not of itself require that this Indenture or the Trustee be qualified under the TIA or constitute any admission or acknowledgment by any party hereto that any such qualification is required prior to the time this Indenture and the Trustee are required by the TIA to be so qualified.

                  SECTION 10.02. Notices.

                  Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  if to the Issuers:

                  BRL Universal Equipment 2001 A, L.P.
                  BRL Universal Equipment Corp.
                  2911 Turtle Creek Boulevard
                  Suite 1240
                  Dallas, TX  75219
                  Telephone:  (214) 522-7296

                  Attention:  Gregory Greene

                  if to the Trustee:

                  The Bank of New York
                  101 Barclay Street, Floor 21 West
                  New York, New York  10286
                  Telephone:  (212) 815-3703

                  Attention:  Corporate Trust Trustee Administration

                  The Issuers and the Trustee by written notice to the other may designate additional or different addresses for notices to such Person. Any notice or communication to the Issuers or the Trustee shall be deemed to have been given or made as of the date so delivered if hand delivered; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Any notice or communication mailed to a Holder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar ten (10) days prior to such mailing and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 10.03. Communications by Holders with Other Holders.

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Issuers, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).

                  SECTION 10.04. Certificate and Opinion as to Conditions
                                 Precedent.

                  Upon any request or application by the Issuers to the Trustee to take any action under this Indenture, the Issuers shall furnish to the
Trustee:

                  (1) an Officer's Certificate of each Issuer, in form and substance reasonably satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent to be performed by such Issuer, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel of each Issuer stating that, in the opinion of such counsel, all such conditions precedent to be performed by such Issuer, if any, provided for in this Indenture relating to the proposed action have been complied with (which counsel, as to factual matters, may rely on an Officer's Certificate).

                  SECTION 10.05. Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officer's Certificate required by Section 4.06, shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

                  SECTION 10.06. Rules by Trustee, Paying Agent, Registrar.

                  The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

                  SECTION 10.07. Legal Holidays.

                  A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions in New York, New York or at such place of payment are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

                  SECTION 10.08. Governing Law.

                  This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York but without giving effect to applicable principles of conflicts of law.

                  SECTION 10.09. No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuers. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  SECTION 10.10. No Personal Liability.

                  No past, present or future incorporator, director, officer, employee or stockholder, as such, of either of the Issuers, as such, shall have any liability for any obligations of either of the Issuers under the Notes, this Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  SECTION 10.11. Successors.

                  All agreements of the Issuers in this Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  SECTION 10.12. Duplicate Originals.

                  All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

                  SECTION 10.13. Severability.

                  In case any one or more of the provisions in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

                  SECTION 10.14. Independence of Covenants.

                  All covenants and agreements in this Indenture and the Notes shall be given independent effect so that if any particular action or condition is not permitted by any of such cove-nants, the fact that it would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                  BRL UNIVERSAL EQUIPMENT 2001 A, L.P.

                                  By: BRL Universal Equipment Management, Inc., its general partner


                                  By:  /s/ GREGORY C. GREENE
                                       -----------------------------------------
                                       Name: Gregory C. Greene
                                       Title: President


                                  BRL UNIVERSAL EQUIPMENT CORP.


                                  By:  /s/ GREGORY C. GREENE
                                       -----------------------------------------
                                       Name: Gregory C. Greene
                                       Title: President


                                  THE BANK OF NEW YORK, as Trustee


                                  By:  /s/ REMO J. REALE
                                       -----------------------------------------
                                       Name: Remo J. Reale
                                       Title: Vice President

                                                                       EXHIBIT A

                                                              CUSIP No.: [     ]


                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                          BRL UNIVERSAL EQUIPMENT CORP.

                       8-7/8% SENIOR SECURED NOTE DUE 2008

No.

                  BRL UNIVERSAL EQUIPMENT 2001 A, L.P., a Delaware limited partnership, and BRL UNIVERSAL EQUIPMENT CORP., a Delaware corporation (together, the "Issuers," which term includes any ------- successor entities), for value received promise to pay to Cede & Co. or registered assigns the principal sum of Dollars ($ ) on February 15, 2008.

                  Interest Payment Dates: August 15 and February 15, commencing August 15, 2001

                  Record Dates: August 1 and February l

                  Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Issuers have caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                  BRL UNIVERSAL EQUIPMENT 2001 A, L.P.

                                  By: BRL Universal Equipment Management, Inc., its general partner


                                  By:  _________________________________________
                                       Name:   George C. Greene
                                       Title:  President


                                  BRL UNIVERSAL EQUIPMENT CORP.


                                  By:  _________________________________________
                                       Name:   George C. Greene
                                       Title:  President

Certificate of Authentication

                  This is one of the 8-7/8% Senior Secured Notes due 2008 referred to in the within-mentioned Indenture.

                                      THE BANK OF NEW YORK, as Trustee


                                      By:  _____________________________________
                                                   Authorized Signatory


Date of Authentication:               , 2001

                              (REVERSE OF SECURITY)

                       8-7/8% Senior Secured Note due 2008


                  1. Interest. BRL UNIVERSAL EQUIPMENT 2001 A, L.P., a Delaware limited partnership, and BRL UNIVERSAL EQUIPMENT CORP., a Delaware corporation (together, the "Issuers"), promise to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the Issue Date at a rate of 8-7/8% per annum and will be payable semi-annually in cash on August 15 and February 15, commencing August 15, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed.

                  2. Method of Payment. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are canceled on registration of transfer or registration of exchange (including pursuant to an Exchange Offer (as defined in the Registration Rights Agreement)) after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Issuers shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). The Issuers may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

                  3. Paying Agent and Registrar. Initially, The Bank of New York (the "Trustee") will act as Paying Agent and Registrar. The Issuers may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

                  4. Indenture. The Issuers issued the Notes under an Indenture, dated as of February 9, 2001 (the "Indenture"), between the Issuers and the Trustee. This Note is one of a duly authorized issue of Initial Notes of the Issuers designated as their 8-7/8% Senior Secured Notes due 2008 (the "Initial Notes"). The Notes include the Initial Notes and the Exchange Notes (as defined in the Indenture) issued in exchange for the Initial Notes pursuant to the Registration Rights Agreement. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are general secured obligations of the Issuers.

                  Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time in accordance with its terms.

                  5. Optional Redemption. The Notes will be redeemable by the Issuers, in whole at any time or in part from time to time, on and after February 15, 2005, upon not less than 30 nor more than 60 days' notice, in the event of a permitted purchase (pursuant to Section 28.4.1 of the Equipment Lease Agreement) of Equipment from BRL by UCI with the proceeds of such purchase allocable to the Notes, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on February 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption

                  Year                                  Percentage
                  ----                                  ----------
                  2005 ...............................   104.438%
                  2006 ...............................   102.219%
                  2007 ...............................   100.000%

                  6. Optional Redemption Upon Equity Offerings. At any time, or from time to time, on or prior to February 15, 2004, UCI may, at its option, apply the net cash proceeds of one or more Equity Offerings to purchase Equipment from BRL pursuant to Section 28.4.1 of the Equipment Lease Agreement. The Issuers will use such proceeds allocable to the Notes to redeem up to 35% of the Notes at a redemption price equal to 108.875% of the principal amount of the Notes to be redeemed on the date of redemption, plus accrued and unpaid interest, if any; provided that at least 65% of the aggregate principal amount of Notes originally issued remains outstanding immediately after any such redemption. The permitted purchase and such redemption must be completed not more than 120 days after the consummation of such Equity Offering.

                  As used in the preceding paragraph, "Equity Offering" means an underwritten public offering or private placement of Qualified Capital Stock of UCI or UCH, subsequent to the Issue Date (which proceeds at least to the extent of the purchase of Equipment from BRL to fund the repurchase of Notes, BRL Term Loan and Equity Contribution, if received by UCH, will be contributed as common equity to UCI).

                  7. Optional Redemption Upon Change of Control. Upon the occurrence of a Change of Control prior to February 15, 2005, UCI may, at its option, purchase Equipment from BRL pursuant to Section 28.4.3 of the Equipment Lease Agreement, and the Issuers shall apply the proceeds thereof allocable to the Notes to redeem all, but not less than all, of the outstanding Notes at a redemption price equal to 100% of the principal amount thereof plus the applicable Make Whole Premium (a "Change of Control Redemption"). The Issuers shall give not less than 30 nor more than 60 days' notice of such redemption within 30 days following a Change of Control.

                  Each of the foregoing redemptions of Notes will require the prepayment by BRL of a corresponding percentage of the then outstanding BRL Term Loan and Equity Investment.

                  8. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

                  Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Issuers default in the payment of such redemption price plus accrued interest, if any, the Notes called for redemption will cease to accrue interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the redemption price plus accrued interest, if any.

                  9. Offers to Purchase. Sections 4.13 and 4.14 of the Indenture provide that, after certain Asset Sales (as defined in the Participation Agreement) and upon the occurrence of a Change of Control (as defined in the Participation Agreement), and subject to further limitations contained therein, the Issuers will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

                  10. Security. The Notes are entitled to the benefit of a lien on the Collateral granted to the Collateral Agent for the benefit of, among others, the Trustee on behalf of the Holders.

                  11. Registration Rights. Pursuant to a registration rights agreement among the Issuers, UCI and UCH and the Initial Purchasers, the Issuer will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for Exchange Notes (as defined in the Indenture), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the registration rights agreement.

                  12. Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, and in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

                  13. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of it for all purposes.

                  14. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Issuers upon written request. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  15. Discharge Prior to Redemption or Maturity. If the Issuers at any time deposit with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Issuers will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but including, under certain circumstances, its obligation to pay the principal of and interest on the Notes but without affecting the rights of the Holders to receive such amounts from such deposits).

                  16. Amendment; Supplement; Waiver. Subject to certain exceptions set forth in the Indenture, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, and any past Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, comply with any requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA or comply with Article Five of the Indenture or make any other change that does not adversely affect the rights of any Holder of a Note.

                  17. Covenants. The Indenture contains certain covenants with respect to the Issuers, including requirements relating to their line of business. Pursuant to Section 4.06 of the Indenture, the Issuers must annually report to the Trustee on compliance with such limitations.

                  18. Successors. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor, subject to certain exceptions, will be released from those obligations.

                  19. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest when due, for any reason) if it determines that withholding notice is in their interest.

                  20. Trustee Dealings with the Issuers. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuers or their respective Affiliates as if it were not the Trustee.

                  21. No Recourse Against Others. No partner, director, officer, employee or stockholder, as such, of the Issuers, as such, shall have any liability for any obligations of the Issuers under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  22. Authentication. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

                  23. Governing Law. This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note.

                  24. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  25. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

                  The Issuers will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note. Requests may be made to BRL Universal Equipment 2001 A, L.P., 2911 Turtle Creek Boulevard, Suite 1240, Dallas, Texas 75219.

                                 ASSIGNMENT FORM


                  If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

                  I or we assign and transfer this Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint _____________________, agent to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Dated:  ____________________         Signed:

                                     ___________________________________________
                                          (Sign exactly as your name appears on
                                           the other side of this Note)



Signature Guarantee:  ___________________________________

                       OPTION OF HOLDER TO ELECT PURCHASE


                  If you want to elect to have this Note purchased by the Issuers pursuant to Section 4.13 or Section 4.14 of the Indenture, check the appropriate box:

                  Section 4.13 [   ]

                  Section 4.14 [   ]

                  If you want to elect to have only part of this Note purchased by the Issuers pursuant to Section 4.13 or Section 4.14 of the Indenture, state the amount you elect to have purchased:

$________________________

Dated: __________________           ____________________________________________

                                    NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed.


Signature Guarantee:  ___________________________________

                                                                       EXHIBIT B

                                                            CUSIP No.:  [      ]

                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                          BRL UNIVERSAL EQUIPMENT CORP.

                  8-7/8% SENIOR SECURED NOTE DUE 2008, SERIES B


No.                                                                     $

         BRL UNIVERSAL EQUIPMENT 2001 A, L.P., a Delaware limited partnership, and BRL UNIVERSAL EQUIPMENT CORP., a Delaware corporation (the "Issuers," which term includes any successor entities), for value received promise to pay to Cede
& Co. or registered assigns the principal sum of            Dollars ($        )
on February 15, 2008.

         Interest Payment Dates: August 15 and February 15, commencing August 15, 2001

         Record Dates: August 1 and February 1

         Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Issuers have caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                     BRL UNIVERSAL EQUIPMENT 2001 A, L.P.

                                     By:  BRL Universal Equipment Management,
                                     Inc., its general partner


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     BRL UNIVERSAL EQUIPMENT CORP.


                                     By: _______________________________________
                                         Name:
                                         Title:

Certificate of Authentication

                  This is one of the 8-7/8% Senior Secured Notes due 2008 referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK, as Trustee


                                       By: _____________________________________
                                                   Authorized Signatory

Date of Authentication:            , 2001

                              (REVERSE OF SECURITY)

                  8-7/8% Senior Secured Note due 2008, Series B


         1. Interest. BRL UNIVERSAL EQUIPMENT 2001 A, L.P., a Delaware limited partnership and BRL UNIVERSAL EQUIPMENT CORP., a Delaware corporation (the "Issuers"), promise to pay interest on the principal amount of this Note at the rate per annum shown above. Interest will accrue from the Issue Date until maturity on the Notes at a rate of 8-7/8% per annum and will be payable semi-annually on August 15 and February 15, commencing August 15, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed.

         2. Method of Payment. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are canceled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Issuers shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). The Issuers may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

         3. Paying Agent and Registrar. Initially, The Bank of New York (the "Trustee") will act as Paying Agent and Registrar. The Issuers may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

         4. Indenture. The Issuers issued the Notes under an Indenture, dated as of February 9, 2001 (the "Indenture"), between the Issuers and the Trustee. This
Note is one of a duly authorized issue of Exchange Notes of the Issuers designated as their 8-7/8% Senior Secured Notes due 2008, Series B (the "Exchange Notes"). The Notes include the 8-7/8% Notes due 2008 (the "Initial Notes") and the Exchange Notes, issued in exchange for the Initial Notes pursuant to a registration rights agreement. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are general secured obligations of the Issuers.

         Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time in accordance with its terms.

         5. Optional Redemption. The Notes will be redeemable by the Issuers, in whole at any time or in part from time to time, on and after February 15, 2005, upon not less than 30 nor more than 60 days' notice, in the event of a permitted purchase (pursuant to Section 28.4.1 of the Equipment Lease Agreement) of Equipment from BRL by UCI with the proceeds of such purchase allocable to the Notes, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on February 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

                 Year                                    Percentage
                 ----                                    ----------
                 2005.................................   104.438%
                 2006.................................   102.219%
                 2007.................................   100.000%

         6. Optional Redemption upon Equity Offerings. At any time, or from time to time, on or prior to February 15, 2004, UCI may, at its option, apply the net cash proceeds of one or more Equity Offerings to purchase Equipment from BRL pursuant to Section 28.4.1 of the Equipment Lease Agreement. The Issuers will use such proceeds allocable to the Notes to redeem up to 35% of the Notes at a redemption price equal to 108.875% of the principal amount of the Notes to be redeemed on the date of redemption, plus accrued and unpaid interest, if any; provided that at least 65% of the aggregate principal amount of Notes originally issued remains outstanding immediately after any such redemption. The permitted purchase and such redemption must be completed not more than 120 days after the consummation of such Equity Offering.

         As used in the preceding paragraph, "Equity Offering" means an underwritten public offering or private placement of Qualified Capital Stock of UCI or UCH, subsequent to the Issue Date (which proceeds (at least to the extent of the purchase of Equipment from BRL to fund the repurchase of Notes, BRL Term Loan and Equity Contribution), if received by UCH, will be contributed as common equity to UCI).

         7. Optional Redemption upon Change of Control. Upon the occurrence of a Change of Control prior to February 15, 2005, UCI may, at its option, purchase Equipment from BRL pursuant to Section 28.4.3 of the Equipment Lease Agreement, and the Issuers shall apply the proceeds thereof allocable to the Notes to redeem all, but not less than all, of the outstanding Notes at a redemption price equal to 100% of the principal amount thereof plus the applicable Make Whole Premium (a "Change of Control Redemption"). The Issuers shall give not less than 30 nor more than 60 days' notice of such redemption within 30 days following a Change of Control.

         Each of the foregoing redemptions of Notes will require the prepayment by BRL of a corresponding percentage of the then outstanding BRL Term Loan and Equity Investment.

         8. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

         Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Issuers default in the payment of such redemption price plus accrued interest, if any, the Notes called for redemption will cease to accrue interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the redemption price plus accrued interest, if any.

         9. Offers to Purchase. Sections 4.13 and 4.14 of the Indenture provide that, after certain Asset Sales (as defined in the Participation Agreement) and upon the occurrence of a Change of Control (as defined in the Participation Agreement), and subject to further limitations contained therein, the Issuers will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

         10. Security. The Notes are entitled to the benefit of a lien on the Collateral granted to the Collateral Agent for the benefit of, among others, the Trustee on behalf of the Holders.

         11. Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, and in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

         12. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of it for all purposes.

         13. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Issuers upon written request. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         14. Discharge Prior to Redemption or Maturity. If the Issuers at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption and complies with the other provisions of the Indenture relating thereto, the Issuers will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, including, under certain circumstances, its obligation to pay the principal of and interest on the Notes but without affecting the rights of the Holders to receive such amounts from such deposit).

         15. Amendment; Supplement; Waiver. Subject to certain exceptions set forth in the Indenture, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, and any past Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, comply with any requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA or comply with Article Five of the Indenture or make any other change that does not adversely affect the rights of any Holder of a Note.

         16. Covenants. The Indenture contains certain covenants with respect to the Issuers, including requirements relating to their line of business. Pursuant to Section 4.06 of the Indenture, the Issuers must annually report to the Trustee on compliance with such limitations.

         17. Successors. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor, subject to certain exceptions, will be released from those obligations.

         18. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest when due, for any reason) if it determines that withholding notice is in their interest.

         19. Trustee Dealings with the Issuers. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuers or their respective Affiliates as if it were not the Trustee.

         20. No Recourse Against Others. No partner, director, officer, employee or stockholder, as such, of the Issuers, as such, shall have any liability for any obligations of the Issuers under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by ac-cepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

         21. Authentication. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

         22. Governing Law. This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note.

         23. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         24. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

         The Issuers will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note. Requests may be made to: BRL Universal Equipment 2001 A, L.P., 2911 Turtle Creek Boulevard, Suite 1240, Dallas, Texas 75219.

                                 ASSIGNMENT FORM


         If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

                  I or we assign and transfer this Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint _____________________, agent to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Dated: __________________      Signed: ____________________________________
                                       (Sign exactly as your name appears on the other side of this Note)


Signature Guarantee:  ___________________________________

                       OPTION OF HOLDER TO ELECT PURCHASE


                  If you want to elect to have this Note purchased by the Issuers pursuant to Section 4.13 or Section 4.14 of the Indenture, check the appropriate box:

                  Section 4.13 [     ]

                  Section 4.14 [     ]

                  If you want to elect to have only part of this Note purchased by the Issuers pursuant to Section 4.13 or Section 4.14 of the Indenture, state the amount you elect to have purchased:

$______________________

Dated: ________________         ____________________________________________
                                NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed.

Signature Guarantee:  ___________________________________

                                                                       EXHIBIT C


                         FORM OF CERTIFICATE OF TRANSFER

BRL Universal Equipment 2001 A, L.P.
BRL Universal Equipment Corp.
2911 Turtle Creek Boulevard
Dallas, TX 75219

The Bank of New York
101 Barclay Street, Floor 21 West
New York, NY 10286

Attention:  Corporate Trust Trustee Administration

         Re: 8-7/8% Senior Secured Notes due 2008

         Reference is hereby made to the Indenture, dated as of February 9, 2001 (the "Indenture"), between BRL Universal Equipment 2001 A, L.P. and BRL Universal Equipment Corp., as issuers (the "Issuers"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         ______________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]


1. [ ] CHECK IF TRANSFEREE IS A QIB IN ACCORDANCE WITH RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Regulation S under the Securities Act and, ac-


                                      C-1